UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2016

Date of reporting period:  March 31, 2016

Item 1. Reports to Stockholders.

Great Lakes Bond Fund
Institutional Class Shares – GLBNX

Great Lakes Disciplined Equity Fund
Institutional Class Shares – GLDNX

Great Lakes Disciplined International Smaller Company Fund
Institutional Class Shares – GLISX

Great Lakes Large Cap Value Fund
Institutional Class Shares – GLLIX

Great Lakes Small Cap Opportunity Fund
Investor Class Shares – GLSCX
Institutional Class Shares – GLSIX

Annual Report

March 31, 2016

1-855-278-2020
www.glafunds.com

Distributed by Quasar Distributors, LLC
Member FINRA

Great Lakes Bond Fund

May 4, 2016

Dear Shareholders:

I. INVESTMENT RESULTS

In the twelve months ended March 31st of 2016, your Great Lakes Bond Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/16
Institutional Class	1.40%
Barclays Aggregate Bond Index	1.96%

The much anticipated rise in short rates was finally realized in late December of last year. The effect on the bond market was at first minimal, as rates in the 10 year part of the curve had risen in anticipation in mid-October.  For the year, the 10 year U.S. Treasury traded in a range between 2.50% in June to a low of 1.63% in February before climbing back up to nearly 2.00% in mid-March, and going out at 1.78% at the end of the period. Main drivers of the market included a continued lack of action on rates by the Federal Reserve Board (the “Fed”) due to slow economic growth and lack of inflation, and the fallout from the downdraft in oil and commodity prices over the past 12 months. With some sovereign entities offering bonds at negative yields, the low real yields on U.S. Treasuries (“USTs”) are relatively attractive.  Bonds whose yield was spread off treasuries benefitted largely with that move, with the exception of some energy and commodity issuers. Over the past 12 months, the shape of the treasury curve has flattened, as we expected with the short end rising out to 3 years. The long end remains essentially unchanged over the year, as of March 31.

II. ATTRIBUTION

The Great Lakes Bond Fund Institutional Class shares produced a total return of +1.30% over the past twelve months, versus +1.96% for the Barclays Aggregate Bond Index.  With interest rates moving lower, the Fund’s duration, roughly 90% to 95% of that of the Index, contributed to the negative relative performance of the Fund.  In addition, our allocation to the high yield sector was detrimental over the period, but we did exit many names in the energy and commodity sectors that were hit hard.  The Fund will retain a lower exposure to high yield assets over the near term.  The Fund benefitted from the sharp decline in rates in the first 6 weeks of 2016, through heavy exposure to 10 year USTs, and investment grade corporate issues that have rallied significantly in the past quarter.  Allocations that also benefitted the Fund include municipal bonds, and an underweight in mortgages.

III. OUTLOOK

Looking ahead, we believe short term interest rates may be heading higher towards year end, and on into 2017. While the Fed looks forward to the normalization of monetary policy, at the same time it will need to ensure an improved employment picture and an economic recovery.  We have seen some progress on both fronts, so we believe interest rates should be marginally higher over the next twelve months.  The Fund’s duration versus the benchmark reflects this outlook, with the expectation that the longer part of the curve could outperform the short end, and the Fund’s slightly longer duration versus the benchmark should allow the Fund to perform well.

Great Lakes Bond Fund

We continue to emphasize exposure to investment grade corporates, high yield and municipal securities, while under weighting mortgages and USTs.  We have greatly reduced the number of holdings in the Fund, and expect to continue to do so.  This move is intended to make the Fund more responsive to the positive changes we see in the bond market and the economy as a whole.

Patrick Morrissey
Senior Portfolio Manager

Past performance is not a guarantee of future results.

The opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please see the Schedule of Investments included in this report.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

Barclays Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.

One cannot invest directly in an index.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Bond Fund will invest in debt securities, which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Great Lakes Bond Fund

VALUE OF $100,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2016

	1-Year	3-Year	Since Inception(1)
Institutional Class	1.40%	1.92%	2.02%
Barclays Aggregate Bond Index(2)	1.96%	2.50%	2.16%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Barclays Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.  This index cannot be invested in directly.

Great Lakes Bond Fund

ALLOCATION OF PORTFOLIO NET ASSETS (UNAUDITED)
MARCH 31, 2016(1)
(% OF NET ASSETS)

TOP 10 HOLDINGS (UNAUDITED)
MARCH 31, 2016(1)(2)
(% OF NET ASSETS)

iShares iBoxx Investment Grade Corporate Bond Fund	5.5%
U.S. Treasury Note, 2.000%, 08/15/2025	5.0%
Broward County, Florida Airport Revenue, 5.000%, 10/01/2026	1.6%
Puerto Rico Public Finance Corp., 6.000%, 08/01/2026	1.4%
Goldman Sachs Group, Inc., 5.750%, 01/24/2022	1.3%
Cleveland, Ohio Airport Revenue, 5.000%, 01/01/2024	1.3%
New Haven, Michigan Community School District, 5.000%, 05/01/2026	1.3%
O’Hare International Airport, 5.000%, 01/01/2027	1.3%
ConocoPhillips Co., 1.050%, 12/15/2017	1.3%
O’Hare International Airport, 5.000%, 01/01/2034	1.2%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	First American Government Obligations Fund is excluded from the Top Ten Holdings.

Great Lakes Disciplined Equity Fund

April 27, 2016

Dear Shareholders:

I. INVESTMENT RESULTS

In the twelve months ended March 31st of 2016, your Great Lakes Disciplined Equity Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/16
Institutional Class	-0.26%
S&P 500 Index Total Return	1.78%

Through 2015, momentum stocks were the big winners and value stocks suffered.  During the first quarter of 2016, the S&P 500 Index had a 10.51% drawdown through February 11th-the worst start to a calendar year in 80+ years – only to roar all the way back to a quarterly gain of 0.77% from 1/1/16 to 3/31/16.  The scare of an inevitable series of interest rate hikes was salved by dovish remarks by Federal Reserve Board Chair Janet Yellen.  Two things which held fairly true throughout the roller coaster ride in Q1: momentum stocks were pummeled and value stocks came roaring back.

II. ATTRIBUTION

Within the S&P 500, the Energy sector was the worst performing, losing 15.54 percent.  The next closest trailing sector was Materials dropping 5.96 percent.  An underweight to Energy and Materials overall helped the portfolio performance.  The Telecom and Utilities sectors were rewarded the most within the S&P 500 returning 18.74 and 15.94 percent respectively over this period.

The Fund ended the 12 month period behind the benchmark with much of the underperformance coming in the first quarter of 2016, as the abrupt rotation in investor preferences – for both sectors and stock characteristics – proved challenging for the Fund.

The portfolio was overweight to momentum which detracted from active performance.  An overweight to growth stocks in the portfolio also detracted from performance.  Contributing [positively] to active performance for fiscal year were underweights to both securities & asset management and the biotech Industries.  Long term holdings in Amazon.com, Inc. (AMZN) and Facebook, Inc. (FB) contributed to performance for the period while long term holdings in Apple, Inc. (APPL) and EOG resources, Inc. (EOG) detracted from performance.

III. OUTLOOK

“In absence of security markets, there is no object in frequently attempting to revalue an investment to which we are committed. But the stock exchange revalues many investments every day and the revaluations give a frequent opportunity to the individual to revise his commitments.”
– John Maynard Keynes, The General Theory of Employment, Interest, and Money1

The above quote from one of the great minds of recent history well encapsulates the mindset one should have in times of disruption – and we expect disruption to continue in 2016.

Great Lakes Disciplined Equity Fund

Normalization of monetary policy occurring as employment conditions move towards typical levels, consumer confidence holds at strong levels, housing continues to augur well, and this all leads into increased inflation.  An increase in interest rates should be helpful to small- and mid-sized banks.

Increased interest rates should also lead to dollar strength, which would weigh on U.S. multinationals.  Higher rates should weigh on companies with high debt-servicing burdens.

However, it appears quite possible the Fed’s decision to embark on a path of increasing interest rates – even in small increments – could prompt a change in animal spirits and potentially increase the probability of the end of the current expansion.  To wit, a number of headline economic indicators are already displaying weakness.  There is likely to be far more revaluation opportunities in 2016.

John Bright, CFA
Portfolio Manager, Disciplined Equity

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

1 The General Theory of Employment, Interest and Money, Chapter 12, Section 3, p. 135

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Fund may invest in ETFs.  The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

Great Lakes Disciplined Equity Fund

VALUE OF $100,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2016

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	-0.26%	11.47%	11.43%	14.06%
S&P 500 Index(2)	1.78%	11.82%	11.58%	14.52%

(1)	Inception date of the Fund was June 1, 2009.
(2)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. This index cannot be invested in directly.

Great Lakes Disciplined Equity Fund

ALLOCATION OF PORTFOLIO NET ASSETS (UNAUDITED)
MARCH 31, 2016(1)
(% OF NET ASSETS)

TOP 10 EQUITY HOLDINGS (UNAUDITED)
MARCH 31, 2016(1)
(% OF NET ASSETS)

Microsoft Corp.	4.2%
Facebook, Inc. – Class A	3.6%
Amazon.com, Inc.	3.3%
Exxon Mobil Corp.	2.9%
Johnson & Johnson	2.8%
Boeing Co.	2.7%
Travelers Companies, Inc.	2.6%
Kroger Co.	2.5%
Accenture plc – Class A	2.5%
Chevron Corp.	2.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined International Smaller Company Fund

May 24, 2016

Dear Shareholders:

I. INVESTMENT RESULTS

The first quarter of 2016 ended with barely any change in major global equity indices – but what a wild ride in between!

Stocks around the world sold off sharply during the first month and a half of 2016, hitting bear market levels in many locales.  Oil and overall commodity prices were continuing their long, sharp descent, driven in large part by the greenback’s ascension.  However, coordinated (or at least coincident) global monetary policy easing placed a floor under commodities and a cap on the greenback.  In Japan, easing took the form of NIRP/ZIRP; Negative or Zero Interest Rate Policy.  Abe’s crew joined Switzerland, Sweden and Denmark as members of this club.

With the floor in, equity markets around the globe stabilized, and Emerging Markets and countries heavily tied to energy and commodity prices led the charge during a recovery which started on February 12th, and ran through the end of Q1.

For the fiscal period since inception on December 21, 2015 through March 31st of 2016, your Great Lakes Disciplined International Smaller Company Fund (the “Fund”) returned the following:

Total Returns

Share Class	Fiscal Period Ended 3/31/16
Institutional Class	-2.10%
MSCI ACWI Ex-USA SMID Cap Index Total Return	2.90%

II. PERFORMANCE ATTRIBUTION

The dynamics of the period ended March 31, 2016 indeed proved challenging for Fund.  The Fund was particularly impacted at the end of the selloff, particularly the final 15 trading days ended February 12, 2016, during which time the impact from individual stock selection was particularly averse.  We did, however, sandwich this poor stretch with value added on either side.

Momentum stocks were hard hit during the 15 aforementioned days, and the portfolio’s pro-momentum bias detracted from returns during this window.  The Fund was also overweight stocks denominated in the British Pound during Q1, and this proved our third largest detractor from active performance.

Not all went poorly.  The Fund correct in underweighting Japanese stocks; this was the top contributor to active return.  The Fund also benefitted from the recovery in precious metals and materials, and over overweight to the metals industry worked well.  Finally, the Fund’s bias against stocks with high stock-specific volatility paid off during the fiscal period ended March 31, 2016.

III. OUTLOOK

“In absence of security markets, there is no object in frequently attempting to revalue an investment to which we are committed. But the stock exchange revalues many investments every day and the revaluations give a frequent opportunity to the individual to revise his commitments.”

– John Maynard Keynes, The General Theory of Employment, Interest, and Money1

Great Lakes Disciplined International Smaller Company Fund

The above quote from one of the great minds of recent history well encapsulates the mindset one should have in times of disruption.

Around the globe, central banks continue to wield their substantial fire, with the specter of deflation square in their crosshairs.  Each salvo provides the recoil of an exogenous shock to related countries, or if the gun is large enough, to the global economy.  This collective easing provided a floor under global oil and commodity prices during the first quarter, but the fight against deflation and economic malaise continues – and we expect disruption to continue in 2016.

Jon Quigley, CFA
CIO, Disciplined Equity Team

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

1 The General Theory of Employment, Interest and Money, Chapter 12, Section 3, p. 135

The MSCI ACWI ex-USA SMID Cap Index captures mid and small cap representation across 22 of 23 Developed Market (DM) countries (excluding the U.S.) and 23 Emerging Markets countries*. With 5,192 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country.

Investing involves risk including loss of principal. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Great Lakes Disciplined International Smaller Company Fund

VALUE OF $100,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return as of March 31, 2016

Since Inception(1)
Institutional Class	-2.10%
MSCI All Cap World ex-USA SMID Index(2)	2.90%

(1)	Inception date of the Fund was December 21, 2015.
(2)
MSCI All Cap World ex-USA SMID Index. The MSCI ACWI ex-USA SMID Cap Index captures mid and small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Markets countries.  This index cannot be invested in directly.

Great Lakes Disciplined International Smaller Company Fund

ALLOCATION OF PORTFOLIO NET ASSETS (UNAUDITED)
MARCH 31, 2016(1)
(% OF NET ASSETS)

TOP 10 EQUITY HOLDINGS (UNAUDITED)
MARCH 31, 2016(1)
(% OF NET ASSETS)

CIMIC Group Ltd.	1.9%
Globe Telecom, Inc.	1.8%
Agnico Eagle Mines Ltd.	1.8%
Toromont Industries Ltd.	1.7%
Banque Cantonale Vaudoise	1.7%
Wendel	1.7%
James Hardie Industries plc	1.7%
Brembo	1.7%
Intertek Group plc	1.6%
Rand Merchant Investment Holdings Ltd.	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Large Cap Value Fund

April 26, 2016

Dear Shareholders:

I. INVESTMENT RESULTS

After a gain of 15.98% in 2012, 32.41% in 2013 and 13.69% in 2014, the S&P 500 Index flattened out in 2015 and the opening quarter of 2016, while volatility returned to equity markets.  As the long but slow recovery from the 2008-2009 business downturn continued, investor concerns included economic progress of developing nations (and its effect on trade, currencies and commodity prices), effectiveness of unconventional monetary policies around the world, and the likelihood of higher U.S. interest rates.  Supporting equities were a small rise in corporate profits, relatively better economic growth in the U.S., accommodative monetary policy and low inflation.  The Russell 1000 Value style index return slipped slightly while the S&P 500 Index posted a small positive return.

Total Returns

Share Class	12 Months ended 3/31/16
Institutional Class	1.11%
Russell 1000 Value Index	-1.54%

II. ATTRIBUTION

The Fund return during the fiscal year was slightly positive.  In a market environment of volatility and reversals, several areas less sensitive to the overall course of business generally led the strategy, but results were mixed.   Thirteen positions that the Fund held for the year fell more than 10% in the flat market (mostly financials pressured by continuing low interest rates, and energy and energy–related companies including production, oil services, pipelines and railroad holdings).  Nine positions, including in the consumer staples (food, tobacco) and electric utilities sectors, and restructuring General Electric Company, rose over 10%. We focus on three principles when selecting investments for the Large Cap Value Fund.  First, we analyze a company’s “value” or earning power, which is the ability to generate a profit for reinvestment in the company or distribution to shareholders.  We use return on investment as the best representation of earning power and invest in companies with rising or high returns on invested capital.  We use proven valuation methods (including P/E ratio and dividend yield) to identify attractively priced companies based primarily on elements of earning power.  Finally, we diversify the portfolio in order to manage risk.

III. OUTLOOK

Volatility may continue as investors assess uncertain economic progress in developing nations, slow growth in developed markets, and ongoing accommodative monetary policies of central banks.  Corporate profits expansion currently is expected to remain low.  Valuation of equities by historical standards is still less attractive than earlier in the decade.  Effects of a slow normalization of monetary policy on economies and markets are still unknown.  We intend to continue our value approach, emphasizing rising or high earning power, supportive valuation and sufficient diversification.

Edward J. Calkins, CFA
Senior Portfolio Manager
Fund Shareholder

Great Lakes Large Cap Value Fund

Past performance is not a guarantee of future results.

The opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please see the Schedule of Investments included in this report.

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Diversification does not assure a profit nor protect against loss in a declining market.

Investing involves risk including loss of principal. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.

Great Lakes Large Cap Value Fund

VALUE OF $100,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2016

	1-Year	3-Year	Since Inception(1)
Institutional Class	1.11%	9.58%	12.35%
Russell 1000 Value Index(2)	-1.54%	9.38%	12.10%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  This index cannot be invested in directly.

Great Lakes Large Cap Value Fund

ALLOCATION OF PORTFOLIO NET ASSETS (UNAUDITED)
MARCH 31, 2016(1)
(% OF NET ASSETS)

TOP 10 EQUITY HOLDINGS (UNAUDITED)
MARCH 31, 2016(1)
(% OF NET ASSETS)

Parker-Hannifin Corp.	3.0%
General Electric Co.	3.0%
Apple, Inc.	3.0%
Chubb Ltd.	2.9%
American Express Co.	2.6%
Lockheed Martin Corp.	2.6%
Microsoft Corp.	2.5%
Royal Dutch Shell – ADR	2.5%
Bank of America Corp.	2.5%
Target Corp.	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Small Cap Opportunity Fund

April 27, 2016

Dear Shareholders:

I. INVESTMENT RESULTS

After last year’s disappointing relative performance, we are pleased to report that your Great Lakes Small Cap Opportunity Fund’s performance rebounded nicely for the year ended March 31, 2016, outperforming the Russell 2000 by 419 basis points (bps).  As you can see from the table below, the Fund’s Institutional Class was down 5.57% while the Russell 2000 Index declined 9.76% for fiscal year 2016.  While we are not satisfied with the near-term absolute returns, the Fund has successfully compounded capital at a 16.1% rate since inception through March 31, 2016 (vs. the Russell 2000 at 14.4%) and the Fund’s relative performance over all periods has been positive.  Our investment goal is to seek to provide total return over the longer-term horizon.  If we are successful in doing that, the Fund should be able to provide strong absolute and relative returns over the economic cycles.

Total Returns

Share Class	12 Months ended 3/31/16
Investor Class	-5.80%
Institutional Class	-5.57%
Russell 2000 Index	-9.76%

II. ATTRIBUTION

The Fund’s two best (and most significant) contributing sectors were Industrials and Healthcare.  Combined, these two sectors generated over 840 bps of positive relative contributions for the year.

The Fund’s industrial holdings gained almost 7.5% for the year while the Russell 2000 Industrial sector was down nearly 10%.  One year ago we wrote that stock prices of certain high-quality, well-capitalized industrial companies fell further than our values, providing us compelling return opportunities.  We took advantage of Mr. Market’s1 manic depression by adding to select positions.  Sticking to our discipline has worked as this thesis has proven true thus far in 2016, as four of the Fund’s holdings gained 20% or more; in aggregate, we added over 480 bps of positive relative contribution for the year as a result of strong stock selection and 1000 bps overweighting of the sector.

In healthcare, the portfolio turned in a +12.5% return for the year vs. a -20.5% for the Russell 2000 healthcare sector.  The majority of the decline in the healthcare sector came in the 4th quarter.  Biotech and pharmaceutical stocks fell sharply, -30% and -22% respectively in the Russell 2000.  The combined weight of these two industries within the Russell 2000 accounts for approximately 7%.  The Fund has zero portfolio exposure to biotech and pharmaceutical companies due to valuation concerns.  The Fund’s 800 bps of underweight in this sector combined with outperformance of about 3200 bps in the stocks that the Fund own, generated 360 bps of relative outperformance for the year.

Offsetting some of the strong performance in the industrial and healthcare sectors was our 420bps of underperformance in the materials sector. This was entirely due to our ownership in Intrepid Potash, Inc. (IPI), a producer and marketer of potash fertilizer sold primarily in the U.S.

IPI has been a very disappointing investment for us so far.  We trimmed our position in the 3rd quarter when potash pricing got incrementally worse, but did not exit the name as we viewed the issues facing the company were cyclical rather than secular.  Moreover, the CEO and Chairman have a lot of “skin in the game” (combined

Great Lakes Small Cap Opportunity Fund

ownership of 25% of the company) which aligns their financial interest with ours.  Lastly, the valuation remained very compelling, trading at a significant discount to our conservative estimate of asset value.

In the 4th quarter, the stock was down 60% as the company continued to post weak earnings result due to the precipitous drop in potash pricing.  However, what really pummeled the stock was news that the company may breach its debt covenants.  We believe management should be able to work it out with the debt holders, potentially getting some sort of covenant waiver.  The recent open market stock purchase by the CEO gives us some confidence of this.  With that said, given the company-specific risk, we have not added to the position and we now only hold a 60 bps position.  We will continue to re-evaluate our IPI holding as new information becomes available.

III. OUTLOOK

Investors continue to closely study every utterance of global monetary authorities in an effort to divine clues relating to the future path of interest rates.  Markets around the world declined in the first six weeks of the year, fueled by fears that the Federal Reserve Board (the “Fed”) might tighten monetary policy too soon and too far, choking off what little economic growth might exist around the world. In March, the Fed reduced its growth forecast and suggested there may be fewer rate hikes in 2016 than previously expected.  It would appear, Janet Yellen and her colleagues were factoring into their deliberations the fragile health of economies outside of the U.S. As a result, we do not expect the next rate increase to occur prior to June and current conditions suggest there may be only one or two such rate bumps through year end.

Central bankers in Europe and Asia continued to promote easy monetary policy. Both the European Central Bank and the Bank of Japan have taken additional measures to promote lending and were discouraging saving by maintaining negative short term interest rates.  Indeed, more than $7 trillion of European debt carried a negative yield. Despite these very unusual and somewhat troubling monetary conditions and the low price of energy around the world, economic growth remains lethargic.

Also troubling, business capital investment has been slowing around the world as companies reset their future expectations.  In the US, job growth continued apace, but wage growth has remained somewhat anemic, though scattered evidence of some improvement has since emerged. Also, although the daily headlines of volatility in the Chinese economy and its stock market have abated, the risks to global growth of slowing activity in China have not.

In this environment we expect consumer spending to be guarded, capital investment to remain in the doldrums, and government spending to be constrained for the balance of the year.  The strong US dollar (a result of our relatively high and hence attractive interest rates) should restrict exports for the balance of the year.  The result is likely to be continued sluggish US economic growth and low single digit growth in corporate profits, even after excluding the negative impact of the energy sector.

We continue to look for opportunities to improve even further the quality of the businesses (and management teams) in which we invest, and the expected portfolio returns that we hope to earn by investing in them. Recent results confirm our belief that our investment philosophy and process may yield investment results over the long term that should exceed broader market averages.

We thank you for entrusting your capital with us, and for your support and patience.

Gary Lenhoff, CFA	Ben Kim, CFA, CPA
Co-Portfolio Manager	Co-Portfolio Manager
Fund Shareholder	Fund Shareholder

Great Lakes Small Cap Opportunity Fund

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

1 Mr. Market is an allegory introduced by famed investor Benjamin Graham in his 1949 book The Intelligent Investor. Mr. Market is described as having human characteristics, such as fear and greed, which will provide the patient, longer-term focused investor with opportunities to buy securities at very attractive prices, and to sell them at wildly inflated prices.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

One cannot invest directly in an index.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Fund may invest in ETFs.  The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Small Cap Opportunity Fund will invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large cap companies.

Great Lakes Small Cap Opportunity Fund

VALUE OF $100,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2016

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	-5.80%	6.77%	7.25%	15.74%
Institutional Class	-5.57%	7.04%	7.52%	16.05%
Russell 2000 Index(2)	-9.76%	6.84%	7.20%	14.40%

(1)	Inception date of each class was December 5, 2008.
(2)
The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.  This index cannot be invested in directly.

Great Lakes Small Cap Opportunity Fund

ALLOCATION OF PORTFOLIO NET ASSETS (UNAUDITED)
MARCH 31, 2016(1)
(% OF NET ASSETS)

TOP 10 EQUITY HOLDINGS (UNAUDITED)
MARCH 31, 2016(1)
(% OF NET ASSETS)

John Wiley & Sons, Inc. – Class A	4.0%
Live Nation Entertainment, Inc.	3.7%
Bio-Rad Laboratories, Inc. – Class A	3.7%
Banco Latinoamericano de Comercio Exterior SA	3.6%
DreamWorks Animation SKG, Inc. – Class A	3.2%
Luminex Corp.	3.1%
MSC Industrial Direct Co., Inc. – Class A	3.0%
Thermon Group Holdings, Inc.	2.9%
Horace Mann Educators Corp.	2.9%
ADTRAN, Inc.	2.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Funds

EXPENSE EXAMPLES (UNAUDITED)
MARCH 31, 2016

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 – March 31, 2016).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Great Lakes Bond Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2015)	Value (3/31/2016)	(10/1/2015 to 3/31/2016)
Institutional Class Actual(2)	$1,000.00	$1,032.40	$3.30
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.65%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2016 of 3.24%.

Great Lakes Disciplined Equity Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2015)	Value (3/31/2016)	(10/1/2015 to 3/31/2016)
Institutional Class Actual(4)	$1,000.00	$1,063.90	$4.39
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2016 of 6.39%.

Great Lakes Funds

EXPENSE EXAMPLES (UNAUDITED) – CONTINUED
MARCH 31, 2016

Great Lakes Disciplined International Smaller Company Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (12/21/2015)	Value (3/31/2016)	(12/21/2015 to 3/31/2016)
Institutional Class Actual(2)	$1,000.00	$ 979.00	$4.00
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,009.89	$4.06

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.45%, multiplied by the average account value over the period, multiplied by 102/366 to reflect the period since inception.

(2)	Based on the actual returns for period from inception through March 31, 2016 of -2.10%.

Great Lakes Large Cap Value Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2015)	Value (3/31/2016)	(10/1/2015 to 3/31/2016)
Institutional Class Actual(4)	$1,000.00	$1,083.50	$4.43
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2016 of 8.35%.

Great Lakes Small Cap Opportunity Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(5)
	Value (10/1/2015)	Value (3/31/2016)	(10/1/2015 to 3/31/2016)
Investor Class Actual(6)	$1,000.00	$1,103.00	$5.99
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76
Institutional Class Actual(6)	$1,000.00	$1,104.90	$3.95
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.14% and 0.75% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period

(6)	Based on the actual returns for the six-month period ended March 31, 2016 of 10.30% and 10.49% for the Investor Class and Institutional Class, respectively.

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS
MARCH 31, 2016

Description	Par	Value
CORPORATE BONDS – 50.1%

Consumer Discretionary – 5.6%
Ameristar Casinos, Inc.
7.500%, 04/15/2021	$131,000	$136,404
Brunswick Corp.
7.375%, 09/01/2023	120,000	129,600
Coach, Inc.
4.250%, 04/01/2025	585,000	579,959
Comcast Corp.
4.750%, 03/01/2044	150,000	169,606
ERAC USA Finance LLC
2.350%, 10/15/2019 (a)	150,000	150,383
Grupo Televisa SAB
5.000%, 05/13/2045	250,000	231,159
Harman International Industries, Inc.
4.150%, 05/15/2025	250,000	247,368
Lamar Media Corp.
5.000%, 05/01/2023	400,000	418,248
Lear Corp.
5.375%, 03/15/2024	300,000	313,500
Lennar Corp.
4.750%, 05/30/2025	400,000	395,000
LIN Television Corp.
6.375%, 01/15/2021	75,000	78,469
Macy’s Retail Holdings, Inc.
2.875%, 02/15/2023	600,000	570,800
MGM Resorts International
6.625%, 12/15/2021	75,000	80,812
Netflix, Inc.
5.375%, 02/01/2021	100,000	104,875
Pulte Group, Inc.
6.375%, 05/15/2033	200,000	205,000
Service Corp. International
7.500%, 04/01/2027	400,000	462,000
Walt Disney Co.
3.150%, 09/17/2025	676,000	727,059
Whirlpool Corp.
2.400%, 03/01/2019	180,000	182,476
		5,182,718

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
CORPORATE BONDS – 50.1% (Continued)

Consumer Staples – 5.3%
Anheuser-Busch InBev
3.650%, 02/01/2026	$750,000	$789,667
Aramark Services, Inc.
5.750%, 03/15/2020	80,000	82,550
Bunge Ltd. Finance Corp.
3.200%, 06/15/2017	150,000	151,081
Cencosud
4.875%, 01/20/2023 (a)	250,000	251,082
Clorox Co.
3.500%, 12/15/2024	350,000	365,331
CVS Health Corp.
5.125%, 07/20/2045	700,000	813,933
Diageo Capital
4.828%, 07/15/2020	395,000	444,888
Grupo Bimbo SAB de CV
4.875%, 06/27/2044 (a)	200,000	186,494
HJ Heinz Co.
6.375%, 07/15/2028	175,000	205,587
PepsiCo, Inc.
2.750%, 04/30/2025	900,000	923,417
Sysco Corp.
2.600%, 06/12/2022	200,000	201,408
TreeHouse Foods, Inc.
4.875%, 03/15/2022	400,000	411,000
Wesfarmers Ltd.
1.874%, 03/20/2018 (a)	100,000	100,070
		4,926,508
Energy – 4.6%
ConocoPhillips Co.
1.050%, 12/15/2017	1,186,000	1,169,329
Kinder Morgan, Inc.
5.300%, 12/01/2034	900,000	776,789
Marathon Oil Corp.
6.000%, 10/01/2017	750,000	760,516
Petroleos Mexicanos
3.500%, 01/30/2023	300,000	272,625
6.375%, 01/23/2045	300,000	279,600
Schlumberger Investment
2.400%, 08/01/2022 (a)	250,000	242,951

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
CORPORATE BONDS – 50.1% (Continued)

Energy – 4.6% (Continued)
Sinopec Group Overseas Development 2015
2.500%, 04/28/2020 (a)	$300,000	$301,540
Sunoco Logistics Partners Operations LP
5.300%, 04/01/2044	500,000	413,817
		4,217,167
Financials – 18.2%
Abbey National Treasury Services
4.000%, 04/27/2016	200,000	200,408
Affiliated Managers Group
3.500%, 08/01/2025	250,000	246,025
Ally Financial, Inc.
5.125%, 09/30/2024	400,000	411,000
American Campus Communities
4.125%, 07/01/2024	200,000	206,269
American Express Co.
1.550%, 05/22/2018	400,000	398,806
Australia & New Zealand Banking Group
1.250%, 06/13/2017	250,000	249,918
Bank of America Corp.
2.250%, 04/21/2020	400,000	396,519
4.000%, 04/01/2024	545,000	572,660
Bank of Nova Scotia
2.050%, 06/05/2019	250,000	251,530
Bank of Tokyo Mitsubishi
1.650%, 02/26/2018 (a)	100,000	99,776
Carlyle Holdings II Finance
5.625%, 03/30/2043 (a)	395,000	430,306
Citigroup, Inc.
1.350%, 03/10/2017	200,000	200,128
4.500%, 01/14/2022	580,000	635,775
Commonwealth Bank of Australia
1.625%, 03/12/2018	300,000	301,180
Corporate Office Properties LP
3.700%, 06/15/2021	200,000	198,867
Credit Suisse New York
1.375%, 05/26/2017	300,000	299,199
Daimler Finance North America, LLC
1.650%, 03/02/2018 (a)	250,000	250,370

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
CORPORATE BONDS – 50.1% (Continued)

Financials – 18.2% (Continued)
Digital Realty Trust LP
3.625%, 10/01/2022	$200,000	$198,918
EPR Properties
5.750%, 08/15/2022	75,000	80,966
Federal Realty Investment Trust
4.500%, 12/01/2044	355,000	372,969
Fifth Third Bank
1.450%, 02/28/2018	200,000	199,528
Fondo Mivivienda
3.375%, 04/02/2019 (a)	150,000	152,025
General Electric Capital Corp.
1.600%, 11/20/2017	150,000	151,486
5.875%, 01/14/2038	600,000	783,325
Goldman Sachs Group, Inc.
5.250%, 07/27/2021	200,000	225,388
5.750%, 01/24/2022	1,070,000	1,236,028
HCP, Inc.
2.625%, 02/01/2020	225,000	222,106
5.375%, 02/01/2021	620,000	677,793
Huntington National Bank
2.200%, 04/01/2019	350,000	349,636
ICICI Bank Ltd.
3.500%, 03/18/2020 (a)	200,000	205,886
ING Bank
3.750%, 03/07/2017 (a)	150,000	153,357
Invesco Finance
3.125%, 11/30/2022	250,000	255,288
JPMorgan Chase & Co.
2.250%, 01/23/2020	450,000	453,801
Kimco Realty Corp.
3.125%, 06/01/2023	243,000	240,928
Lender Processing Services, Inc.
5.750%, 04/15/2023	50,000	51,937
Lloyds Bank
2.300%, 11/27/2018	200,000	201,710
Macquarie Bank Ltd
2.400%, 01/21/2020 (a)	250,000	250,287
McGraw Hill Financial, Inc.
4.400%, 02/15/2026	250,000	273,763

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
CORPORATE BONDS – 50.1% (Continued)

Financials – 18.2% (Continued)
Met Life Global Funding I
3.000%, 01/10/2023 (a)	$200,000	$202,104
Mitsubishi UFJ Trust & Bank
1.600%, 10/16/2017 (a)	250,000	248,274
Morgan Stanley
5.500%, 07/24/2020	200,000	225,079
Nationwide Building Society
3.900%, 07/21/2025 (a)	300,000	317,000
Nationwide Mutual Insurance Co.
4.950%, 04/22/2044 (a)	100,000	95,655
New York Life Global Funding
1.125%, 03/01/2017 (a)	200,000	200,553
2.150%, 06/18/2019 (a)	200,000	203,555
Nippon Life Insurance Co.
5.100%, 10/16/2044^ (a)	250,000	267,188
Nissan Motor Acceptance Corp.
1.950%, 09/12/2017 (a)	100,000	100,398
People’s United Financial, Inc.
3.650%, 12/06/2022	150,000	150,185
Post Apartment Homes LP
3.375%, 12/01/2022	175,000	174,828
Principal Financial Group, Inc.
3.125%, 05/15/2023	150,000	148,710
Reliance Standard Life II
2.375%, 05/04/2020 (a)	400,000	397,113
State Street Corp.
2.550%, 08/18/2020	305,000	314,316
Sumitomo Mitsui Banking Corp.
3.000%, 01/18/2023	200,000	202,521
Symetra Financial Corp.
4.250%, 07/15/2024	250,000	254,938
Synovus Financial Corp.
7.875%, 02/15/2019	400,000	441,500
Toyota Motor Credit Corp.
1.250%, 10/05/2017	350,000	350,683
UBS
2.375%, 08/14/2019	250,000	253,899
Wells Fargo & Co.
1.500%, 01/16/2018	200,000	201,227
		16,835,587

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
CORPORATE BONDS – 50.1% (Continued)

Health Care – 4.2%
Actavis Funding Services
4.850%, 06/15/2044	$150,000	$160,364
Aetna, Inc.
2.750%, 11/15/2022	755,000	753,774
Agilent Technologies, Inc.
3.200%, 10/01/2022	300,000	304,261
Becton Dickinson
3.875%, 05/15/2024	200,000	213,729
Biogen, Inc.
4.050%, 09/15/2025	664,000	710,971
Centene Corp.
4.750%, 05/15/2022	50,000	50,750
Dignity Health
4.500%, 11/01/2042	150,000	150,020
Eli Lilly & Co.
1.950%, 03/15/2019	150,000	153,516
2.750%, 06/01/2025	350,000	358,996
Health Net, Inc.
6.375%, 06/01/2017	400,000	420,000
Medtronic, Inc.
3.625%, 03/15/2024	150,000	161,224
Tenet Healthcare Corp.
4.750%, 06/01/2020	172,000	177,160
UnitedHealth Group, Inc.
1.070%, 01/17/2017^	300,000	300,291
		3,915,056
Industrials – 4.2%
ADT Corp.
4.125%, 06/15/2023	400,000	350,500
Burlington Northern Santa Fe
4.450%, 03/15/2043	700,000	754,502
Case New Holland, Inc.
7.875%, 12/01/2017	150,000	162,000
Caterpillar, Inc.
4.300%, 05/15/2044	150,000	156,767
Eaton Corp.
4.000%, 11/02/2032	275,000	279,087
Griffon Corp.
5.250%, 03/01/2022	75,000	75,094

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
CORPORATE BONDS – 50.1% (Continued)

Industrials – 4.2% (Continued)
Illinois Tool Works, Inc.
1.950%, 03/01/2019	$150,000	$152,122
Penske Truck Leasing Co. LP
2.875%, 07/17/2018 (a)	150,000	151,171
Rolls-Royce plc
2.375%, 10/14/2020 (a)	300,000	301,217
Roper Industries, Inc.
3.125%, 11/15/2022	150,000	149,472
Stanley Black & Decker, Inc.
3.400%, 12/01/2021	450,000	477,151
2.900%, 11/01/2022	230,000	234,133
US Airways Group, Inc.
6.125%, 06/01/2018	55,000	57,475
Valmont Industries, Inc.
5.000%, 10/01/2044	600,000	538,124
		3,838,815
Information Technology – 2.5%
Alibaba Group Holding
2.500%, 11/28/2019	250,000	252,775
Amkor Technology, Inc.
6.375%, 10/01/2022	125,000	119,844
Automatic Data Processing, Inc.
3.375%, 09/15/2025	250,000	267,587
Baidu, Inc.
2.250%, 11/28/2017	250,000	251,962
Dell, Inc.
5.650%, 04/15/2018	75,000	79,031
Fiserv, Inc.
3.500%, 10/01/2022	200,000	210,262
Hewlett Packard Enterprise Co.
2.850%, 10/05/2018 (a)	250,000	254,351
Intel Corp.
1.350%, 12/15/2017	150,000	151,257
Juniper Networks, Inc.
3.300%, 06/15/2020	250,000	253,764
Oracle Corp.
2.500%, 10/15/2022	500,000	509,209
		2,350,042

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
CORPORATE BONDS – 50.1% (Continued)

Materials – 1.3%
Ashland, Inc.
3.875%, 04/15/2018	$400,000	$415,000
Codelco
4.500%, 08/13/2023 (a)	150,000	156,519
Dow Chemical Co.
3.000%, 11/15/2022	150,000	153,624
Glencore Funding, LLC
2.875%, 04/16/2020 (a)	250,000	222,707
Rentech Nitrogen Finance Corp.
6.500%, 04/15/2021 (a)	75,000	74,250
Sociedad Quimica Y Minera
4.375%, 01/28/2025 (a)	200,000	189,500
		1,211,600
Telecommunication Services – 2.7%
AT&T, Inc.
2.625%, 12/01/2022	700,000	694,254
4.800%, 06/15/2044	791,000	772,985
Discovery Communications, Inc.
3.450%, 03/15/2025	425,000	401,954
SES Global Americas Holdings
2.500%, 03/25/2019 (a)	150,000	148,138
Telefonica Emisiones
5.134%, 04/27/2020	200,000	221,520
Verizon Communications
6.400%, 09/15/2033	85,000	104,843
3.850%, 11/01/2042	150,000	136,763
		2,480,457
Utilities – 1.5%
American Electric Power Co., Inc.
2.950%, 12/15/2022	250,000	253,535
Colbun
4.500%, 07/10/2024 (a)	200,000	205,182
Electricite de France
2.150%, 01/22/2019 (a)	200,000	202,402
Florida Power Corp.
5.900%, 03/01/2033	381,000	449,833
GDF Suez
2.875%, 10/10/2022 (a)	125,000	127,165

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
CORPORATE BONDS – 50.1% (Continued)

Utilities – 1.5% (Continued)
Pacific Gas & Electric Co.
3.250%, 06/15/2023	$175,000	$181,559
		1,419,676
Total Corporate Bonds
(Cost $45,637,642)		46,377,626

MUNICIPAL BONDS – 19.3%
Broward County, Florida Airport Revenue
Series A
5.000%, 10/01/2026	1,250,000	1,504,325
Cape Girardeau County, Missouri School District 2
4.000%, 04/01/2026 – BAM Insured	500,000	559,065
Chicago, Illinois Board of Education
3.881%, 12/01/2016	270,000	268,123
Series B
5.000%, 12/01/2018 – AMBAC Insured	400,000	412,200
Chicago, Illinois O’Hare International Airport Revenue
5.000%, 01/01/2027	1,000,000	1,204,710
5.000%, 01/01/2034	1,000,000	1,128,910
Chicago, Illinois Wastewater Transmission Revenue
5.180%, 01/01/2027	1,000,000	1,062,990
Cleveland, Ohio Airport Revenue (d)
5.000%, 01/01/2024 – AGM Insured	1,050,000	1,208,592
Detroit, Michigan Water Supply System Revenue
Series B
5.500%, 07/01/2035 – BHAC, FGIC Insured	185,000	198,681
Fort Bend County, Texas Municipal Utility District #25
4.000%, 10/01/2025 – BAM Insured	250,000	276,330
Gulfport, Mississippi Memorial Hospital Revenue
Series A
5.750%, 07/01/2031	95,000	95,279
Harris County, Texas Municipal Utility District #165
5.000%, 03/01/2030 – BAM Insured	335,000	395,039
Horatio, Arkansas School District #55
4.750%, 08/01/2024	150,000	150,037
Illinois Sports Facilities Authority
5.000%, 06/15/2022	175,000	193,497

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
MUNICIPAL BONDS – 19.3% (Continued)
Johnson City, Tennessee Health & Educational
Facilities Board Hospital Revenue
Series 2000 B
5.125%, 07/01/2025 – NATL Insured	$135,000	$135,298
Kankakee, Illinois
4.000%, 01/01/2025	250,000	276,578
Kankakee, Illinois Sewer Revenue
4.000%, 05/01/2027 – AGM Insured	350,000	385,207
Macon & DeWitt Counties Illinois Community United School District #2
4.500%, 10/01/2020 – AGM Insured	545,000	603,217
Maine Housing Authority Mortgage Revenue
Series A1
3.050%, 11/15/2025	250,000	250,938
Marshall, Michigan Public School District
4.000%, 11/01/2027	260,000	291,925
Minnesota Housing Finance Agency
Series C
3.200%, 01/01/2025 – GNMA, FNMA, FHLMC Insured	235,000	246,637
New Haven, Michigan Community School District
5.000%, 05/01/2026 – QSBLF Insured	1,000,000	1,205,970
New Jersey Transportation Trust Fund Authority
Series D
5.000%, 12/15/2023	735,000	819,260
4.000%, 06/15/2024	1,000,000	1,038,930
New York State Housing Finance Agency
Series B
3.950%, 11/01/2034 – FNMA, FHLMC Insured	500,000	518,265
Niagara, New York Frontier Transportation Authority
Series A
5.000%, 04/01/2023	250,000	284,863
Oak Creek, Wisconsin
Series A
4.000%, 06/01/2026	300,000	348,600
Ohio State Water Development Authority Revenue
Series B
2.200%, 06/01/2033^	350,000	350,483
Oregon State Housing & Community Services Department Revenue
Series A
4.050%, 01/01/2020	95,000	102,300

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
MUNICIPAL BONDS – 19.3% (Continued)
Pittsburgh & Allegheny County, Pennsylvania Sports & Exhibition Authority
Series B
0.720%, 11/01/2039 – AGM Insured^	$300,000	$300,000
Puerto Rico Public Finance Corp.
6.000%, 08/01/2026 – AGC Insured	1,000,000	1,329,540
South Lyon, Michigan Community Schools
5.000%, 05/01/2026	360,000	449,510
Tennessee Housing Development Agency Revenue
Series 1A
4.000%, 07/01/2039	305,000	325,115
Total Municipal Bonds
(Cost $17,497,133)		17,920,414

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 7.4%
Federal Home Loan Mortgage Association
Series 293, Class IO
4.000%, 11/15/2032 (b)	1,453,125	220,044
Series 3293, Class MP
5.500%, 03/15/2037	153,547	173,114
Federal Home Loan Mortgage Corporation
Series K-712, Class X1
1.366%, 11/25/2019^ (b)	1,166,449	45,045
Series K-026, Class X1
1.039%, 11/25/2022^ (b)	9,776,071	532,231
Series K-027, Class X1
0.829%, 01/25/2023^ (b)	9,796,293	429,260
Federal Home Loan Mortgage Corporation Pool
6.000%, 08/01/2022, #J05364	170,496	181,806
5.000%, 01/01/2024, #C90779	151,247	166,100
2.500%, 08/01/2032, #C91531	276,072	279,760
3.000%, 10/01/2032, #D99625	175,092	182,755
4.000%, 10/01/2040, #G06061	331,150	355,764
4.000%, 08/01/2042, #Q10153	337,760	362,516
Federal National Mortgage Association
Series 2013-M4, Class X1
3.912%, 02/25/2018^ (b)	304,620	14,943
Series 2012-M8, Class X1
2.115%, 12/25/2019^ (b)	1,213,728	47,307
Series 2012-M3, Class X1
0.326%, 01/25/2022^ (b)	3,230,203	49,537

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 7.4% (Continued)
Federal National Mortgage Association (Continued)
Series 2012-M2, Class X
0.780%, 02/25/2022^ (b)	$1,399,818	$50,366
Series 2012-34, Class PC
5.500%, 01/25/2032	96,255	108,291
Series 2012-90, Class DA
1.500%, 03/25/2042	106,409	104,598
Federal National Mortgage Association Pool
4.066%, 07/01/2020, #465491	283,531	310,020
2.500%, 06/01/2023, #AB9602	251,090	258,642
5.170%, 06/01/2028, #468516	234,927	278,406
4.500%, 06/01/2034, #MA1976	309,430	338,773
6.500%, 12/01/2036, #888112	63,496	72,669
5.500%, 05/01/2037, #916933	84,027	95,690
4.500%, 04/01/2039, #930922	322,204	352,175
4.500%, 04/01/2041, #AH9719	227,936	248,862
4.500%, 04/01/2041, #AL0215	87,277	95,317
4.000%, 03/01/2045, #AY6502	603,060	644,576
Government National Mortgage Association
Series 2008-51, Class AY
5.500%, 06/16/2023	325,152	356,427
Series 2013-144, Class UI
4.500%, 10/16/2028 (b)	1,122,360	107,271
Series 2011-27, Class B
3.000%, 09/16/2034	150,000	152,694
Series 2012-109, Class AB
1.388%, 09/16/2044	69,686	68,608
Government National Mortgage Association Pool
4.500%, 11/20/2033, #003470	161,568	174,985
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $6,657,510)		6,858,552

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.9%
Bank of America Commercial Mortgage Trust
Series 2007-4, Class AM
5.808%, 02/10/2051^	256,000	265,862
Series 2008-1, Class AM
6.262%, 02/10/2051^	250,000	266,214

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.9% (Continued)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM
5.582%, 09/11/2041^	$102,000	$102,974
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4
4.023%, 03/12/2047	500,000	547,316
Commercial Mortgage Trust
Series 2014-UBS5, Class A4
3.838%, 09/12/2047	750,000	810,478
CS First Boston Commercial Mortgage Trust
Series 2003-29, Class 2A3
5.500%, 12/25/2033	76,706	78,224
Greenpoint Mortgage
Series 2003-1, Class A1
3.092%, 10/25/2033^	340,250	334,807
GS Mortgage Securities Trust
Series 2006-GG8, Class AM
5.591%, 11/10/2039	150,000	152,035
Series 2011-GC5, Class A4
3.707%, 08/10/2044	569,000	610,374
Series 2007-GG10, Class A4
5.794%, 08/10/2045^	263,861	272,104
Series 2014-GC18, Class A4
4.074%, 01/10/2047	500,000	547,862
Master Asset Securitization Trust
Series 2003-4, Class 1A1
5.750%, 05/25/2033	263,202	272,001
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C22, Class A4
3.306%, 04/17/2048	500,000	519,476
Series 2015-C25, Class A4
3.372%, 10/19/2048	750,000	782,373
Morgan Stanley Capital I Trust
Series 2007-T27, Class AM
5.645%, 06/11/2042^	150,000	155,531
Morgan Stanley Mortgage Trust
Series 35
1.057%, 05/20/2021^	12,204	12,242
Residential Funding Mortgage Security I
Series 2004-S3, Class A1
4.750%, 03/25/2019	88,928	88,907

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Par/Shares	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.9% (Continued)
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class AJ
5.528%, 08/15/2039^	$49,373	$49,610
UBS – Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 08/10/2049	500,000	520,073
Total Commercial Mortgage-Backed Securities
(Cost $6,344,004)		6,388,463

U.S. TREASURY SECURITIES – 4.9%
U.S. Treasury Note
2.000%, 08/15/2025
Total U.S. Treasury Securities
(Cost $4,544,110)	4,500,000	4,587,188

EXCHANGE TRADED FUNDS – 6.4%
iShares Barclays 1-3 Year Credit Bond Fund	4,324	455,836
iShares Barclays CMBS Bond Fund	1,858	96,653
iShares iBoxx Investment Grade Corporate Bond Fund	42,595	5,061,138
iShares MBS Bond Fund	3,010	329,535
Total Exchange Traded Funds
(Cost $5,766,703)		5,943,162

INVESTMENT COMPANY – 0.8%
Nuveen Premier Municipal Income Fund
Total Investment Company
(Cost $660,342)	50,000	706,000

See Notes to the Financial Statements

Great Lakes Bond Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Shares	Value
SHORT-TERM INVESTMENT – 8.7%
First American Government Obligations Fund – Class Z, 0.20% (c)
Total Short-Term Investment
(Cost $8,070,042)	8,070,042	$8,070,042
Total Investments – 104.5%
(Cost $95,177,486)		96,851,447
Other Assets and Liabilities, Net – (4.5)%		(4,195,235)
Total Net Assets – 100.0%		$92,656,212

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are deemed to be liquid by the Adviser. As of March 31, 2016 the value of these investments were $6,838,969, or 7.4% of total net assets.

^	Variable rate security – The rate shown is the rate in effect as of March 31, 2016.
(b)	Interest only security.
(c)	The rate shown is the annualized seven-day effective yield as of March 31, 2016.
(d)	Security purchased on a when-issued basis. At March 31, 2016, the value of this security amounted to $1,208,592 or 1.3% of net assets. See Note 2 in the Notes to Financial Statements.
AGC – Assured Guaranty Corporation
AGM – Assured Guaranty
AMBAC – American Municipal Bond Assurance Corporation
BAM – Build America Mutual Assurance Company
BHAC – Berkshire Hathaway Assurance Corporation
FGIC – Federal Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corporation
QSBLF – School Bond Qualification Program

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

SCHEDULE OF INVESTMENTS
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 98.7%

Consumer Discretionary – 16.5%
Amazon.com, Inc.*	2,700	$1,602,828
AutoZone, Inc.*	1,400	1,115,366
Cablevision Systems Corp.	6,100	201,300
Home Depot, Inc.	4,400	587,092
Las Vegas Sands Corp.	7,000	361,760
Lowe’s Companies, Inc.	3,800	287,850
Marriott International, Inc. – Class A	6,800	484,024
Mattel, Inc.	4,000	134,480
McDonald’s Corp.	6,700	842,056
Nike, Inc. – Class B	12,100	743,787
Omnicom Group, Inc.	8,400	699,132
Target Corp.	1,600	131,648
Walt Disney Co.	7,000	695,170
		7,886,493
Consumer Staples – 8.7%
Altria Group, Inc.	10,850	679,861
Costco Wholesale Corp.	1,500	236,370
Kimberly-Clark Corp.	2,100	282,471
Kroger Co.	31,800	1,216,350
Procter & Gamble Co.	7,700	633,787
Sysco Corp.	7,400	345,802
Tyson Foods, Inc. – Class A	5,600	373,296
Wal-Mart Stores, Inc.	5,700	390,393
		4,158,330
Energy – 8.7%
Chevron Corp.	12,100	1,154,340
Cimarex Energy Co.	1,300	126,451
Exxon Mobil Corp.	16,500	1,379,235
Marathon Oil Corp.	15,500	172,670
Phillips 66	2,050	177,510
Pioneer Natural Resources Co.	1,800	253,332
Schlumberger Ltd.	12,500	921,875
		4,185,413
Financials – 10.4%
American International Group, Inc.	5,000	270,250
CME Group, Inc.	5,700	547,485
Franklin Resources, Inc.	13,100	511,555
PNC Financial Services Group, Inc.	5,100	431,307
Prologis, Inc. – REIT	23,500	1,038,230

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 98.7% (Continued)

Financials – 10.4% (Continued)
Public Storage – REIT	1,800	$496,494
Travelers Companies, Inc.	10,800	1,260,468
Vornado Realty Trust – REIT	4,600	434,378
		4,990,167
Health Care – 10.2%
AmerisourceBergen Corp.	2,400	207,720
Becton, Dickinson and Co.	2,600	394,732
Bristol-Myers Squibb Co.	2,900	185,252
C.R. Bard, Inc.	1,100	222,937
Cardinal Health, Inc.	11,773	964,797
Edwards Lifesciences Corp.*	1,500	132,315
Eli Lilly & Co.	1,500	108,015
Johnson & Johnson	12,200	1,320,040
Pfizer, Inc.	32,600	966,264
Stryker Corp.	1,200	128,748
UnitedHealth Group, Inc.	1,100	141,790
Varian Medical Systems, Inc.*	1,400	112,028
		4,884,638
Industrials – 12.7%
3M Co.	4,500	749,835
Boeing Co.	10,200	1,294,788
C.H. Robinson Worldwide, Inc.	10,300	764,569
Expeditors International of Washington, Inc.	6,100	297,741
Fluor Corp.	5,100	273,870
General Electric Co.	4,600	146,234
Honeywell International, Inc.	5,400	605,070
Parker-Hannifin Corp.	1,100	122,188
Raytheon Co.	900	110,367
United Parcel Service, Inc. – Class B	9,100	959,777
Verisk Analytics, Inc.*	5,700	455,544
Waste Management, Inc.	5,500	324,500
		6,104,483
Information Technology# – 25.7%
Accenture plc – Class A	10,200	1,177,080
Alphabet, Inc. – Class A*	1,100	839,190
Alphabet, Inc. – Class C*	1,150	856,693
Apple, Inc.	4,500	490,455
Cisco Systems, Inc.	31,500	896,805

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 98.7% (Continued)

Information Technology – 25.7% (Continued)
Citrix Systems, Inc.*	9,800	$770,084
Facebook, Inc. – Class A*	14,950	1,705,795
Fiserv, Inc.*	3,350	343,643
Intel Corp.	28,993	937,924
Microsoft Corp.	36,722	2,028,156
Motorola Solutions, Inc.	3,400	257,380
QUALCOMM, Inc.	12,200	623,908
TE Connectivity Ltd.	1,900	117,648
Texas Instruments, Inc.	5,800	333,036
Vantiv, Inc. – Class A*	2,600	140,088
Visa, Inc. – Class A	8,500	650,080
Xilinx, Inc.	2,700	128,061
		12,296,026
Materials – 5.2%
Air Products & Chemicals, Inc.	2,900	417,745
Ball Corp.	15,900	1,133,511
Ecolab, Inc.	1,600	178,432
Monsanto Co.	6,100	535,214
Nucor Corp.	4,400	208,120
		2,473,022
Telecommunication Services – 0.3%
AT&T, Inc.	3,300	129,261

Utilities – 0.3%
PG&E Corp.	2,100	125,412
Total Common Stocks
(Cost $43,082,854)		47,233,245

CONTINGENT VALUE RIGHTS – 0.0%
Safeway Casa Ley* (a)	12,910	13,102
Safeway PDC, LLC* (a)	12,910	630
Total Contingent Value Rights
(Cost $0)		13,732

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Shares	Value
SHORT-TERM INVESTMENT – 1.2%
First American Government Obligations Fund – Class Z, 0.20%^
Total Short-Term Investment
(Cost $559,728)	559,728	$559,728
Total Investments – 99.9%
(Cost $43,642,582)		47,806,705
Other Assets and Liabilities, Net – 0.1%		45,207
Total Net Assets – 100.0%		$47,851,912

*	Non-income producing security.
#	As of March 31, 2016, the Fund had a significant portion of its assets invested in this sector. See Note 10 in the Notes to Financial Statements.
(a)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Notes 2 and 3 in the Notes to Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2016.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

SCHEDULE OF INVESTMENTS
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 93.2%

Australia – 6.0%
ASX Ltd.	200	$6,344
Bank of Queensland Ltd.	3,090	28,650
Brickworks Ltd.	2,650	32,156
CIMIC Group Ltd.	1,471	39,137
Star Entertainment Group Ltd.	3,610	15,700
		121,987
Austria – 0.4%
Mayr-Melnhof Karton AG	59	7,074

Bermuda – 1.1%
BW LPG Ltd.	3,700	22,443

Canada – 8.6%
Agnico Eagle Mines Ltd.	983	35,566
Cominar – REIT	1,151	15,243
Dream Office – REIT	953	15,226
Franco-Nevada Corp.	433	26,592
Genworth MI Canada, Inc.	1,310	30,875
Manitoba Telecom Services, Inc.	610	15,166
Toromont Industries Ltd.	1,320	34,871
		173,539
Denmark – 2.3%
Rockwool International	95	15,088
William Demant Holding*	320	32,141
		47,229
Finland – 0.4%
Metso OYJ	364	8,675

France – 3.0%
Sartorius Stedim Biotech	50	19,023
Societe BIC	49	7,363
Wendel*	319	34,689
		61,075
Germany – 1.8%
DMG Mori Aktiengesellschaft AG	189	8,787
Fielmann AG	371	28,148
		36,935

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 93.2% (Continued)

Hong Kong – 2.6%
ASM Pacific Technology Ltd.	1,032	$8,125
Hopewell Holdings Ltd.	5,597	18,073
Shanghai Industrial Holdings Ltd.	11,570	27,287
		53,485
Ireland – 1.7%
James Hardie Industries plc	2,450	33,541

Italy – 1.7%
Brembo	647	33,450

Japan – 16.9%
Bank of Kyoto, Ltd.	3,330	21,710
IBIDEN Co., Ltd.	1,110	13,571
Iyo Bank, Ltd.	1,710	11,180
Kobayashi Pharmaceutical Co. Ltd.	60	5,263
KOSE Corp.	110	10,694
Maruichi Steel Tube Ltd.	357	9,778
MEITEC Corp.	870	30,386
Mitsui O.S.K. Lines, Ltd.	12,090	24,598
Musashino Bank, Ltd.	658	16,555
NHK Spring Co., Ltd.	3,030	28,975
ORIX JREIT, Inc. – REIT	10	15,501
Rohm Co. Ltd.	650	27,337
SBI Holdings, Inc.	2,810	28,487
Shiseido Co., Ltd.	720	16,040
TonenGeneral Sekiyu	3,280	29,668
Yamaguchi Financial Group, Inc.	2,570	23,333
YASKAWA Electric Corp.	2,584	29,800
		342,876
Luxembourg – 1.6%
Subsea 7*	4,220	31,833

Mexico – 3.1%
Grupo Aeroportuario del Sureste	2,070	31,168
Promotora y Operadora de Infrastructura	2,870	31,558
		62,726
New Zealand – 1.6%
Fletcher Building Ltd.	5,789	31,556

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 93.2% (Continued)

Norway – 2.5%
Akers Biosciences, Inc.	1,640	$30,551
Kongsberg Gruppen	1,161	19,054
		49,605
Philippines – 3.4%
Globe Telecom, Inc.	750	36,152
GT Capital Holdings, Inc.	1,060	31,972
		68,124
Singapore – 1.5%
Venture Corp. Ltd.	5,039	31,238

South Africa – 6.4%
Investec Ltd.	1,508	11,214
Massmart Holdings Ltd.	3,320	28,451
Mondi Ltd.	1,510	29,057
Rand Merchant Investment Holdings Ltd.	11,740	33,038
RMB Holdings Ltd.	6,725	27,847
		129,607
Spain – 1.2%
Mediaset Espana Comunicacion	2,134	24,494

Sweden – 6.7%
Indutrade AB	450	27,597
Intrum Justitia AB	890	31,364
Latour Investment AB – Class B	555	22,970
Nobia AB	2,430	25,397
Peab AB	3,239	28,626
		135,954
Switzerland – 2.0%
Banque Cantonale Vaudoise	50	34,842
Swiss Life Holding AG	20	5,307
		40,149
Thailand – 1.6%
Delta Electronics	13,277	32,805

United Kingdom – 15.1%
Barratt Developments plc	3,210	25,770
Berkeley Group Holdings plc	540	24,899
Derwent London plc – REIT	550	24,854

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 93.2% (Continued)

United Kingdom – 15.1% (Continued)
Galliford Try plc	1,320	$27,159
Great Portland Estates plc – REIT	2,410	25,160
Intertek Group plc	730	33,145
Persimmon plc	1,020	30,479
Redrow plc	4,330	24,970
Renishaw plc	1,050	27,630
Severn Trent plc	196	6,106
St. James’s Place plc	970	12,754
Travis Perkins plc	682	17,865
WS Atkins plc	1,250	24,541
		305,332
Total Common Stocks
(Cost $1,886,631)		1,885,732

SHORT-TERM INVESTMENT – 7.0%
First American Government Obligations – Class Z, 0.20%^
Total Short-Term Investment
(Cost $141,565)	141,565	141,565
Total Investments – 100.2%
(Cost $2,028,196)		2,027,297
Other Assets and Liabilities, Net – (0.2)%		(4,049)
Total Net Assets – 100.0%		$2,023,248

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2016.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

At March 31, 2016, the sector diversification for the Fund was as follows:
% of
Sector	Net Assets
Industrials	24.0%
Financials	23.6%
Consumer Discretionary	13.0%
Materials	10.2%
Information Technology	8.4%
Energy	4.2%
Health Care	4.0%
Consumer Staples	3.0%
Telecommunication Services	2.5%
Utilities	0.3%
Short-Term Investment	7.0%
Other Assets and Liabilities, Net	(0.2)%
Total	100.0%

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

SCHEDULE OF INVESTMENTS
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 98.0%

Consumer Discretionary – 4.6%
Harley-Davidson, Inc.	18,844	$967,263
Target Corp.	13,929	1,146,078
		2,113,341
Consumer Staples – 11.0%
Altria Group, Inc.	7,077	443,445
CVS Health Corp.	6,528	677,149
General Mills, Inc.	14,746	934,159
Mondelez International, Inc.	23,003	922,880
PepsiCo, Inc.	9,160	938,717
Philip Morris International, Inc.	11,616	1,139,646
		5,055,996
Energy – 12.2%
Chevron Corp.	9,595	915,363
ConocoPhillips	12,102	487,348
National Oilwell Varco, Inc.	29,636	921,680
Phillips 66	5,530	478,843
Royal Dutch Shell – ADR	23,750	1,150,687
Schlumberger Ltd.	12,630	931,462
Spectra Energy Corp.	23,589	721,823
		5,607,206
Financials – 21.2%
American Express Co.	19,590	1,202,826
Ameriprise Financial, Inc.	12,014	1,129,436
Bank of America Corp.	84,956	1,148,605
Berkshire Hathaway, Inc. – Class B*	6,564	931,300
Chubb Ltd.	11,245	1,339,842
Citigroup, Inc.	27,263	1,138,230
MetLife, Inc.	19,964	877,218
Prudential Financial, Inc.	15,679	1,132,338
Wells Fargo & Co.	18,362	887,986
		9,787,781
Health Care – 12.4%
Abbott Laboratories	22,536	942,681
AbbVie, Inc.	16,640	950,477
Aetna, Inc.	10,070	1,131,365
Amgen, Inc.	5,955	892,833
Cigna Corp.	6,659	913,881
Merck & Co., Inc.	17,243	912,327
		5,743,564

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 98.0% (Continued)

Industrials – 19.0%
3M Co.	2,750	$458,233
Caterpillar, Inc.	12,072	923,991
Eaton Corp.	14,701	919,695
Emerson Electric Co.	13,364	726,734
General Electric Co.	43,952	1,397,234
Honeywell International, Inc.	9,847	1,103,356
Lockheed Martin Corp.	5,323	1,179,044
Norfolk Southern Corp.	8,097	674,075
Parker-Hannifin Corp.	12,626	1,402,496
		8,784,858
Information Technology – 13.5%
Accenture plc – Class A	7,984	921,354
Apple, Inc.	12,606	1,373,928
Intel Corp.	35,335	1,143,087
Microsoft Corp.	21,195	1,170,600
Oracle Corp.	16,838	688,842
QUALCOMM, Inc.	18,047	922,924
		6,220,735
Materials – 1.1%
Dow Chemical Co.	9,765	496,648

Utilities – 3.0%
Duke Energy Corp.	8,279	667,950
Public Service Enterprise Group, Inc.	15,118	712,662
		1,380,612
Total Common Stocks
(Cost $42,835,996)		45,190,741

SHORT-TERM INVESTMENT – 1.6%
First American Government Obligations Fund – Class Z, 0.20%^
Total Short-Term Investment
(Cost $751,497)	751,497	751,497
Total Investments – 99.6%
(Cost $43,587,493)		45,942,238
Other Assets and Liabilities, Net – 0.4%		194,429
Total Net Assets – 100.0%		$46,136,667

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2016.
ADR – American Depositary Receipt

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

SCHEDULE OF INVESTMENTS
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 91.2%

Consumer Discretionary# – 25.5%
Buckle, Inc.	43,632	$1,477,816
Cabela’s, Inc.*	34,216	1,665,977
Capella Education Co.	35,590	1,873,457
DreamWorks Animation SKG, Inc. – Class A*	90,688	2,262,666
John Wiley & Sons, Inc. – Class A	57,948	2,833,078
Live Nation Entertainment, Inc.*	117,842	2,629,055
Office Depot, Inc.*	118,503	841,371
Outerwall, Inc.	19,806	732,624
Staples, Inc.	102,737	1,133,189
Tupperware Brands Corp.	26,002	1,507,596
Zumiez, Inc.*	50,930	1,014,526
		17,971,355
Consumer Staples – 3.7%
Chefs’ Warehouse, Inc.*	60,442	1,226,368
Fresh Market, Inc.*	49,143	1,402,050
		2,628,418
Energy – 4.0%
Geospace Technologies Corp.*	95,304	1,176,051
World Fuel Services Corp.	34,134	1,658,230
		2,834,281
Financials – 12.7%
American Equity Investment Life	69,077	1,160,494
Banco Latinoamericano de Comercio Exterior SA	103,239	2,500,449
Berkshire Hills Bancorp, Inc.	47,579	1,279,399
First NBC Bank Holding Co.*	19,552	402,576
Horace Mann Educators Corp.	64,037	2,029,332
United Fire Group, Inc.	36,119	1,582,734
		8,954,984
Health Care – 6.8%
Bio-Rad Laboratories, Inc. – Class A*	18,953	2,591,254
Luminex Corp.*	114,162	2,214,743
		4,805,997
Industrials – 18.3%
Actuant Corp. – Class A	54,450	1,345,459
EnerSys	18,154	1,011,541
Kennametal, Inc.	63,583	1,429,982
Lindsay Corp.	16,011	1,146,548

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

SCHEDULE OF INVESTMENTS – CONTINUED
MARCH 31, 2016

Description	Shares	Value
COMMON STOCKS – 91.2% (Continued)

Industrials – 18.3% (Continued)
MSC Industrial Direct Co., Inc. – Class A	27,640	$2,109,208
Tetra Tech, Inc.	23,525	701,515
Thermon Group Holdings, Inc.*	116,387	2,043,756
TriMas Corp.*	94,495	1,655,552
Woodward, Inc.	28,076	1,460,514
		12,904,075
Information Technology – 18.1%
ADTRAN, Inc.	98,126	1,984,108
Diebold, Inc.	53,814	1,555,763
Plexus Corp.*	28,496	1,126,162
Progress Software Corp.*	46,217	1,114,754
Rackspace Hosting, Inc.*	86,343	1,864,145
ScanSource, Inc.*	30,553	1,233,730
SeaChange International, Inc.*	139,956	772,557
Teradata Corp.*	67,397	1,768,497
ViaSat, Inc.*	17,681	1,299,200
		12,718,916
Materials – 2.1%
FMC Corp.	25,492	1,029,112
Intrepid Potash, Inc.*	391,188	434,219
		1,463,331
Total Common Stocks
(Cost $66,100,034)		64,281,357

SHORT-TERM INVESTMENT – 9.1%
First American Government Obligations Fund – Class Z, 0.20%^
Total Short-Term Investment
(Cost $6,388,581)	6,388,581	6,388,581
Total Investments – 100.3%
(Cost $72,488,615)		70,669,938
Other Assets and Liabilities, Net – (0.3)%		(171,330)
Total Net Assets – 100.0%		$70,498,608

#	As of March 31, 2016, the Fund had a significant portion of its assets invested in this sector. See Note 10 in the Notes to Financial Statements.
*	Non-income producing security
^	The rate shown is the annualized seven-day effective yield as of March 31, 2016.

See Notes to the Financial Statements

Great Lakes Funds

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2016

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
ASSETS
Investment securities:
At cost	$95,177,486	$43,642,582	$2,028,196
At value	$96,851,447	$47,806,705	$2,027,297
Cash	—	—	369
Receivable for investment securities sold	1,621,907	—	—
Dividends & interest receivable	748,947	36,137	9,400
Receivable due from Adviser	—	—	11,419
Receivable for capital shares sold	710,351	122,555	—
Prepaid expenses & other assets	10,793	12,819	19,270
Total Assets	99,943,445	47,978,216	2,067,755
LIABILITIES
Distributions payable	120,455	—	—
Payable for investment securities purchased	7,025,755	—	—
Payable for capital shares redeemed	48,287	64,723	—
Payable to Adviser	36,411	18,946	—
Payable for fund administration & accounting fees	17,502	11,077	11,168
Payable for compliance fees	1,600	1,601	1,603
Payable for transfer agent fees & expenses	6,027	5,187	2,997
Payable for custody fees	1,297	3,558	5,391
Payable for trustee fees	2,801	2,891	2,800
Accrued expenses	27,096	18,284	20,548
Accrued distribution fees	2	37	—
Total Liabilities	7,287,233	126,304	44,507
NET ASSETS	$92,656,212	$47,851,912	$2,023,248
COMPOSITION OF NET ASSETS
Portfolio capital	$93,182,370	$44,528,607	$2,059,991
Accumulated undistributed net investment income (loss)	(42,512)	7,876	(77)
Accumulated net realized loss on investments
and foreign currency translations	(2,157,607)	(848,694)	(35,921)
Net unrealized appreciation (depreciation) of:
Investments	1,673,961	4,164,123	(899)
Foreign currency translation	—	—	154
Total net assets	$92,656,212	$47,851,912	$2,023,248
Institutional Class Shares:(1)
Net Assets	$92,656,212	$47,851,912	$2,023,248
Shares issued and outstanding(2)	9,449,876	3,321,747	206,632
Net asset value, offering price, and redemption price per share(3)	$9.81	$14.41	$9.79

(1)	Investor Class shares of the Bond Fund and Disciplined Equity Fund converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.
(2)	Unlimited shares authorized without par value.
(3)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of the purchase for the Disciplined International Smaller Company Fund.

See Notes to the Financial Statements

Great Lakes Funds

STATEMENTS OF ASSETS AND LIABILITIES – CONTINUED
MARCH 31, 2016

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
ASSETS
Investment securities:
At cost	$43,587,493	$72,488,615
At value	$45,942,238	$70,669,938
Receivable for investment securities sold	862,678	—
Dividends & interest receivable	58,077	51,147
Receivable for capital shares sold	111,364	58,200
Prepaid expenses & other assets	9,931	13,397
Total Assets	46,984,288	70,792,682
LIABILITIES
Payable for investment securities purchased	723,781	89,040
Payable for capital shares redeemed	62,490	116,540
Payable to Adviser	20,623	34,811
Payable for fund administration & accounting fees	10,593	10,503
Payable for compliance fees	1,601	1,602
Payable for transfer agent fees & expenses	5,088	5,564
Payable for custody fees	796	1,296
Payable for trustee fees	2,900	2,814
Accrued expenses	19,330	23,772
Accrued distribution fees	419	8,132
Total Liabilities	847,621	294,074
NET ASSETS	$46,136,667	$70,498,608
COMPOSITION OF NET ASSETS
Portfolio capital	$42,216,602	$75,741,600
Accumulated undistributed net investment income	—	464,792
Accumulated undistributed net realized gain (loss) on investments	1,565,320	(3,889,107)
Net unrealized appreciation (depreciation) of investments	2,354,745	(1,818,677)
Total net assets	$46,136,667	$70,498,608

Investor Class Shares:(1)
Net Assets	$—	$9,868,062
Shares issued and outstanding(2)	—	687,136
Net asset value, offering price, and redemption price per share	$—	$14.36

Institutional Class Shares:
Net Assets	$46,136,667	$60,630,546
Shares issued and outstanding(2)	3,430,301	4,158,696
Net asset value, offering price, and redemption price per share	$13.45	$14.58

(1)	Investor Class shares of the Large Cap Value Fund converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.
(2)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

Great Lakes Funds

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2016

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund(1)
INVESTMENT INCOME:
Interest income	$2,244,717	$249	$92
Dividend income	134,867	974,820	12,915
Less: Foreign taxes withheld	—	—	(1,381)
Total investment income	2,379,584	975,069	11,626

EXPENSES:
Investment advisory fees (See Note 4)	320,644	309,760	5,226
Fund administration & accounting fees (See Note 4)	123,873	67,176	25,006
Transfer agent fees (See Note 4)	35,822	32,101	4,324
Federal & state registration fees	31,085	28,365	6,067
Audit fees	18,505	16,498	17,502
Legal fees	11,120	11,180	2,793
Trustee fees	10,411	10,332	5,601
Compliance fees (See Note 4)	9,705	9,705	2,637
Other expenses	8,535	7,868	1,353
Custody fees (See Note 4)	7,133	10,643	8,086
Postage & printing fees	6,000	3,996	2,000
Distribution fees – Investor Class (See Note 5)(2)	5	258	—
Total expenses before reimbursement/waiver	582,838	507,882	80,595
Less: Fee reimbursement/waiver from investment advisor (See Note 4)	(61,789)	(68,797)	(73,017)
Total net expenses	521,049	439,085	7,578
NET INVESTMENT INCOME	1,858,535	535,984	4,048

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(1,668,490)	(833,192)	(31,490)
Foreign currency translation	—	—	(8,565)
Net change in unrealized appreciation (depreciation) of:
Investments	1,145,111	(353,313)	(899)
Foreign currency translation	—	—	154
Net realized and unrealized loss on investments	(523,379)	(1,186,505)	(40,800)

NET INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$1,335,156	$(650,521)	$(36,752)

(1)	For the period December 21, 2015 (inception date of the Fund) through March 31, 2016.
(2)	Investor Class shares of the Bond Fund and the Disciplined Equity Fund converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Funds

STATEMENTS OF OPERATIONS – CONTINUED
FOR THE YEAR ENDED MARCH 31, 2016

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
INVESTMENT INCOME:
Interest income	$469	$2,184
Dividend income	1,230,330	1,214,127
Less: Foreign taxes withheld	(8,296)	(590)
Total investment income	1,222,503	1,215,721

EXPENSES:
Investment advisory fees (See Note 4)	274,271	491,702
Fund administration & accounting fees (See Note 4)	64,624	77,708
Transfer agent fees (See Note 4)	31,345	37,550
Federal & state registration fees	27,736	28,561
Audit fees	16,498	16,498
Legal fees	11,170	11,170
Trustee fees	10,292	10,565
Compliance fees (See Note 4)	9,705	9,705
Other expenses	7,574	8,602
Custody fees (See Note 4)	4,261	18,064
Postage & printing fees	3,996	8,398
Distribution fees – Investor Class (See Note 5)(1)	1,696	32,267
Total expenses before reimbursement/waiver	463,168	750,790
Less: Fee reimbursement/waiver from investment advisor (See Note 4)	(72,917)	—
Total net expenses	390,251	750,790
NET INVESTMENT INCOME	832,252	464,931

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,631,343	(3,847,689)
Net change in unrealized appreciation of investments	(2,347,931)	(2,885,989)
Net realized and unrealized loss on investments	(716,588)	(6,733,678)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$115,664	$(6,268,747)

(1)	Investor Class shares of the Large Cap Value Fund converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	March 31, 2016	March 31, 2015
OPERATIONS:
Net investment income	$1,858,535	$1,591,023
Net realized gain (loss) on investments	(1,668,490)	33,024
Net change in unrealized appreciation of investments	1,145,111	604,996
Net increase resulting from operations	1,335,156	2,229,043

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	4,044	—
Proceeds from reinvestment of distributions	43	32
Payment for conversion of Institutional Class shares	(4,167)	—
Payments for shares redeemed	(1,151)	—
Increase (decrease) in net assets from Investor Class transactions	(1,231)	32
Institutional Class:
Proceeds from shares sold	40,468,793	46,847,133
Proceeds from reinvestment of distributions	513,935	262,265
Proceeds from conversion of Investor Class shares	4,167	—
Payments for shares redeemed	(20,100,101)	(16,236,071)
Increase in net assets from Institutional Class transactions	20,886,794	30,873,327
Net increase in net assets from capital share transactions	20,885,563	30,873,359

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	(43)	(32)
Institutional Class	(1,998,193)	(1,680,128)
From net realized gains:
Investor Class(1)	—	—
Institutional Class	—	—
Total distributions to shareholders	(1,998,236)	(1,680,160)
TOTAL INCREASE IN NET ASSETS	20,222,483	31,422,242

NET ASSETS:
Beginning of Period	72,433,729	41,011,487
End of Period*	$92,656,212	$72,433,729

* Includes accumulated undistributed net investment loss of	$(42,512)	$(40,387)

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	March 31, 2016	March 31, 2015
OPERATIONS:
Net investment income	$535,984	$504,699
Net realized gain (loss) on investments	(833,192)	4,067,485
Net change in unrealized appreciation (depreciation) of investments	(353,313)	264,728
Net increase (decrease) resulting from operations	(650,521)	4,836,912

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	2,600	10
Proceeds from reinvestment of distributions	2,608	18,156
Payment for conversion of Institutional Class shares	(73,331)	—
Payments for shares redeemed	(112,940)	(20,536)
Decrease in net assets from Investor Class transactions	(181,063)	(2,370)
Institutional Class:
Proceeds from shares sold	14,119,265	24,750,049
Proceeds from reinvestment of distributions	976,292	2,463,452
Proceeds from conversion of Investor Class shares	73,331	—
Payments for shares redeemed	(16,039,549)	(8,279,007)
Increase (decrease) in net assets from Institutional Class transactions	(870,661)	18,934,494
Net increase (decrease) in net assets from capital share transactions	(1,051,724)	18,932,124

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	(843)	(2,080)
Institutional Class	(530,221)	(600,935)
From net realized gains:
Investor Class(1)	(1,764)	(16,574)
Institutional Class	(1,199,696)	(4,065,515)
Total distributions to shareholders	(1,732,524)	(4,685,104)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,434,769)	19,083,932

NET ASSETS:
Beginning of Period	51,286,681	32,202,749
End of Period*	$47,851,912	$51,286,681

* Includes accumulated undistributed net investment income of	$7,876	$2,989

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period
Inception(1) Through
March 31, 2016
OPERATIONS:
Net investment income	$4,048
Net realized loss on:
Investments	(31,490)
Foreign currency translation	(8,565)
Net change in unrealized appreciation (depreciation) of:
Investments	(899)
Foreign currency translation	154
Net decrease resulting from operations	(36,752)

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	2,060,000
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	—
Increase in net assets from Institutional Class transactions	2,060,000
Net increase in net assets from capital share transactions	2,060,000

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	—
From net realized gains:
Institutional Class	—
Total distributions to shareholders	—
TOTAL INCREASE IN NET ASSETS	2,023,248

NET ASSETS:
Beginning of Period	—
End of Period*	$2,023,248

* Includes accumulated undistributed net investment loss of	$(77)

(1)	Inception date of the Fund was December 21, 2015.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	March 31, 2016	March 31, 2015
OPERATIONS:
Net investment income	$832,252	$585,328
Net realized gain on investments	1,631,343	2,241,913
Net change in unrealized appreciation (depreciation) of investments	(2,347,931)	313,127
Net increase resulting from operations	115,664	3,140,368

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	10,500	85,686
Proceeds from reinvestment of distributions	34,882	16,457
Payment for conversion of Institutional Class shares	(639,882)	—
Payments for shares redeemed	(101,850)	(87,436)
Increase (decrease) in net assets from Investor Class transactions	(696,350)	14,707
Institutional Class:
Proceeds from shares sold	17,552,488	19,189,927
Proceeds from reinvestment of distributions	1,204,631	374,192
Proceeds from conversion of Investor Class shares	639,882	—
Payments for shares redeemed	(12,839,788)	(9,894,702)
Increase in net assets from Institutional Class transactions	6,557,213	9,669,417
Net increase in net assets from capital share transactions	5,860,863	9,684,124

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	(10,396)	(9,221)
Institutional Class	(822,408)	(590,492)
From net realized gains:
Investor Class(1)	(24,487)	(10,122)
Institutional Class	(1,918,458)	(548,601)
Total distributions to shareholders	(2,775,749)	(1,158,436)
TOTAL INCREASE IN NET ASSETS	3,200,778	11,666,056

NET ASSETS:
Beginning of Period	42,935,889	31,269,833
End of Period*	$46,136,667	$42,935,889

* Includes accumulated undistributed net investment income of	$—	$—

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	March 31, 2016	March 31, 2015
OPERATIONS:
Net investment income	$464,931	$316,001
Net realized gain (loss) on investments	(3,847,689)	8,558,758
Net change in unrealized depreciation of investments	(2,885,989)	(7,956,919)
Net increase (decrease) resulting from operations	(6,268,747)	917,840

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	129,976	334,542
Proceeds from reinvestment of distributions	793,118	2,173,989
Payments for shares redeemed	(5,177,139)	(3,004,569)
Decrease in net assets from Investor Class transactions	(4,254,045)	(496,038)
Institutional Class:
Proceeds from shares sold	30,323,181	37,070,757
Proceeds from reinvestment of distributions	2,855,087	7,228,372
Payments for shares redeemed	(43,202,815)	(12,002,783)
Increase (decrease) in net assets from Institutional Class transactions	(10,024,547)	32,296,346
Net increase (decrease) in net assets from capital share transactions	(14,278,592)	31,800,308

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(8,602)	(11,074)
Institutional Class	(95,536)	(225,303)
From net realized gains:
Investor Class	(788,789)	(2,163,809)
Institutional Class	(3,759,140)	(10,184,494)
Total distributions to shareholders	(4,652,067)	(12,584,680)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,199,406)	20,133,468

NET ASSETS:
Beginning of Period	95,698,014	75,564,546
End of Period*	$70,498,608	$95,698,014

* Includes accumulated undistributed net investment income of	$464,792	$104,113

See Notes to the Financial Statements

Great Lakes Bond Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

Institutional Class

				For The Period
	Year Ended	Year Ended	Year Ended	Inception(1) Through
	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of year	$9.92	$9.81	$10.01	$10.00

Investment operations:
Net investment income	0.23	0.27 (2)	0.23 (2)	0.11
Net realized and unrealized gain (loss)
on investments	(0.10)	0.13	(0.19)	0.02
Total from investment operations	0.13	0.40	0.04	0.13

Less distributions from:
Net investment income	(0.24)	(0.29)	(0.24)	(0.11)
Net realized gains	—	—	—	(0.01)
Total distributions	(0.24)	(0.29)	(0.24)	(0.12)
Net asset value, end of year	$9.81	$9.92	$9.81	$10.01

Total return	1.40%	4.08%	0.42%	1.32	%(3)

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$92,656	$72,433	$41,010	$27,219

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	0.73%	0.84%	1.11%	1.48	%(4)
After expense reimbursement/waiver	0.65%	0.65%	0.65%	0.65	%(4)

Ratio of net investment income
to average net assets:
After expense reimbursement/waiver	2.32%	2.71%	2.35%	2.27	%(4)

Portfolio Turnover Rate	68%	33%	41%	98	%(3)

(1)	Inception date of the Fund was September 28, 2012.
(2)	Per share amounts calculated using average shares method.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

Institutional Class(1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012
Per Common Share Data

Net asset value, beginning of year	$14.94	$14.83	$14.97	$13.86	$13.67

Investment operations:
Net investment income	0.15	0.17	0.22	0.04	0.22 (2)
Net realized and unrealized
gain (loss) on investments	(0.20)	1.58	3.26	1.89	0.77
Total from
investment operations	(0.05)	1.75	3.48	1.93	0.99

Less distributions from:
Net investment income	(0.15)	(0.21)	(0.17)	(0.22)	(0.33)
Net realized gains	(0.33)	(1.43)	(3.45)	(0.60)	(0.47)
Total distributions	(0.48)	(1.64)	(3.62)	(0.82)	(0.80)
Net asset value, end of year	$14.41	$14.94	$14.83	$14.97	$13.86

Total return	-0.26%	12.01%	23.97%	14.69%	8.16%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$47,852	$51,102	$32,018	$25,469	$48,233

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	0.98%	1.07%	1.36%	1.02%	0.93%
After expense reimbursement/waiver	0.85%	0.85%	0.55%	0.55%	0.55%

Ratio of net investment income
to average net assets:
After expense reimbursement/waiver	1.04%	1.19%	1.49%	1.69%	1.68%

Portfolio Turnover Rate	112%	95%	95%	103%	106%

(1)	Prior to December 17, 2012, Institutional Class shares were known as Class Y shares.
(2)	Per share amounts calculated using the average shares method.

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

Institutional Class(1)

	For The Period
	Inception(1) Through
	March 31, 2016
Per Common Share Data

Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.02
Net realized and unrealized gain (loss) on investments	(0.23)
Total from investment operations	(0.21)

Less distributions from:
Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of period	$9.79

Total return	-2.10	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$2,023

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	15.42	%(3)
After expense reimbursement/waiver	1.45	%(3)

Ratio of net investment income
to average net assets:
After expense reimbursement/waiver	0.77	%(3)

Portfolio Turnover Rate	30	%(2)

(1)	Inception date of the Fund was December 21, 2015.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

Institutional Class

				For The Period
	Year Ended	Year Ended	Year Ended	Inception(1) Through
	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of year	$14.11	$13.32	$11.34	$10.00

Investment operations:
Net investment income	0.25	0.21	0.18	0.08
Net realized and unrealized gain (loss)
on investments	(0.13)	1.00	2.00	1.34
Total from investment operations	0.12	1.21	2.18	1.42

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.19)	(0.08)
Net realized gains	(0.53)	(0.20)	(0.01)	—
Total distributions	(0.78)	(0.42)	(0.20)	(0.08)
Net asset value, end of year	$13.45	$14.11	$13.32	$11.34

Total return	1.11%	9.08%	19.32%	14.28	%(2)

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$46,137	$42,213	$30,603	$12,293

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.01%	1.11%	1.57%	2.98	%(3)
After expense reimbursement/waiver	0.85%	0.85%	0.85%	0.85	%(3)

Ratio of net investment income
to average net assets:
After expense reimbursement/waiver	1.82%	1.57%	1.55%	1.87	%(3)

Portfolio Turnover Rate	66%	22%	5%	6	%(2)

(1)	Inception date of the Fund was September 28, 2012.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

Investor Class(1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012
Per Common Share Data

Net asset value, beginning of year	$16.44	$18.74	$16.74	$15.68	$18.41

Investment operations:
Net investment income (loss)	0.07	0.03	0.01	0.04	(0.03	)(2)
Net realized and unrealized
gain (loss) on investments	(1.10)	0.13	4.63	1.92	0.04
Total from
investment operations	(1.03)	0.16	4.64	1.96	0.01

Less distributions from:
Net investment income	(0.01)	(0.01)	(0.07)	—	(0.02)
Net realized gains	(1.04)	(2.45)	(2.57)	(0.90)	(2.72)
Total distributions	(1.05)	(2.46)	(2.64)	(0.90)	(2.74)
Net asset value, end of year	$14.36	$16.44	$18.74	$16.74	$15.68

Total return	-5.80%	0.74%	28.26%	13.37%	2.87%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$9,868	$15,933	$18,469	$13,817	$13,396

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	1.13%	1.14%	1.23%	1.30%	1.30%
After expense
reimbursement/recoupment	1.13%	1.15%	1.24%	1.24%	1.24%

Ratio of net investment income (loss)
to average net assets:
After expense
reimbursement/recoupment	0.36%	0.15%	0.09%	0.28%	(0.16)%

Portfolio Turnover Rate	102%	102%	86%	97%	126%

(1)	Prior to December 17, 2012, Investor Class shares were known as Class A shares.
(2)	Per share amounts calculated using the average shares method.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

Institutional Class(1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012
Per Common Share Data

Net asset value, beginning of year	$16.65	$18.95	$16.89	$15.78	$18.51

Investment operations:
Net investment income	0.11	0.06	0.06	0.08	0.01 (2)
Net realized and unrealized
gain (loss) on investments	(1.11)	0.14	4.69	1.93	0.05
Total from
investment operations	(1.00)	0.20	4.75	2.01	0.06

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.12)	—	(0.07)
Net realized gains	(1.04)	(2.45)	(2.57)	(0.90)	(2.72)
Total distributions	(1.07)	(2.50)	(2.69)	(0.90)	(2.79)
Net asset value, end of year	$14.58	$16.65	$18.95	$16.89	$15.78

Total return	-5.57%	1.01%	28.65%	13.60%	3.15%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$60,631	$79,765	$57,096	$39,735	$35,233

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	0.88%	0.89%	0.98%	1.05%	1.05%
After expense
reimbursement/recoupment	0.88%	0.90%	0.99%	0.99%	0.99%

Ratio of net investment income (loss)
to average net assets:
After expense
reimbursement/recoupment	0.61%	0.40%	0.34%	0.53%	0.09%

Portfolio Turnover Rate	102%	102%	86%	97%	126%

(1)	Prior to December 17, 2012, Institutional Class shares were known as Class I shares.
(2)	Per share amounts calculated using the average shares method.

See Notes to the Financial Statements

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Great Lakes Bond Fund (“Bond Fund”), Great Lakes Disciplined Equity Fund (“Disciplined Equity Fund”), Great Lakes Disciplined International Smaller Company Fund (“Disciplined International Smaller Company Fund”), Great Lakes Large Cap Value Fund (“Large Cap Value Fund”), and Great Lakes Small Cap Opportunity Fund (“Small Cap Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is total return.  Additionally, the Bond Fund has an emphasis on current income.  The Funds are Investment Companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Bond Fund and Large Cap Value Fund commenced operations on September 28, 2012.  The Disciplined Equity Fund commenced operations on June 1, 2009, the Disciplined International Smaller Company Fund commenced operations on December 21, 2015, and the Small Cap Opportunity Fund commenced operations on December 5, 2008.  Costs incurred by the Disciplined International Smaller Company Fund in connection with the organization, registration, and the initial public offering of shares were paid by Great Lakes Advisors LLC (the “Adviser”).  The Small Cap Opportunity Fund currently offers two classes of shares, the Investor Class and the Institutional Class.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Bond Fund, Disciplined Equity Fund, Disciplined International Smaller Company Fund and Large Cap Value Fund currently offer only Institutional Class shares.  Effective March 30, 2016, the Bond Fund, Disciplined Equity Fund and Large Cap Value Fund ceased offering Investor Class shares and the remaining Investor Class shares in these Funds were converted to Institutional Class shares at the close of business on March 30, 2016.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the year ended March 31, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the year ended March 31, 2016, the Funds did not incur any interest or penalties.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

The Bond Fund will declare daily and pay monthly distributions of net investment income. The Large Cap Value Fund and the Disciplined Equity Fund will make distributions, if any, of net investment income quarterly. The Disciplined International Small Company Fund and the Small Cap Opportunity Fund will make distributions, if any, of net investment income annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value (“NAV”) per share. For the year ended March 31, 2016, the following reclassifications were made:

	Undistributed Net	Accumulated Net
Fund	Investment Income (Loss)	Realized Gain(Loss)	Paid-In Capital
Bond Fund	137,576	(137,576)	—
Disciplined Equity Fund	(33)	33	—
Disciplined International Smaller Company Fund	(4,125)	4,134	(9)
Large Cap Value Fund	552	(552)	—
Small Cap Opportunity Fund	(114)	114	—

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.  The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Funds will not hold more than 15% of the value of their net assets in illiquid securities.  At March 31, 2016, the Disciplined Equity Fund had investments in illiquid securities with a total value of $13,732 or 0.0% of total net assets.

Information concerning illiquid securities is as follows:

Disciplined Equity Fund

Security	Shares	Dates Acquired	Cost Basis
Safeway Casa Ley	12,910	1/15	$—
Safeway PDC, LLC	12,910	1/15	—

Securities Purchased On A When-Issued Basis – Delivery and payment for securities that have been purchased by a Fund on a when-issued basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to their delivery.  The purchase of securities on a when-issued basis may increase the volatility of a Funds’ NAV if the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2016, the Bond Fund had a when-issued security outstanding with a value of $1,208,592.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

Equity Securities – Equity securities, including common stocks, and exchange traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their NAV per share and are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Mortgage-Backed Securities – Mortgage backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value each Fund’s securities as of March 31, 2016:

Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$46,377,626	$—	$46,377,626
Municipal Bonds	—	17,920,414	—	17,920,414
U.S. Gov’t Agency
Mortgage-Backed Securities	—	6,858,552	—	6,858,552
Commercial Mortgage-Backed Securities	—	6,388,463	—	6,388,463
U.S. Treasury Securities	—	4,587,188	—	4,587,188
Exchange Traded Funds	5,943,162	—	—	5,943,162
Investment Company	706,000	—	—	706,000
Short-Term Investment	8,070,042	—	—	8,070,042
Total Investments in Securities	$14,719,204	$82,132,243	$—	$96,851,447

Disciplined Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$47,233,245	$—	$—	$47,233,245
Contingent Value Rights	—	—	13,732	13,732
Short-Term Investment	559,728	—	—	559,728
Total Investments in Securities	$47,792,973	$—	$13,732	$47,806,705

Disciplined International Smaller Company Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$236,265	$1,649,467	$—	$1,885,732
Short-Term Investment	141,565	—	—	141,565
Total Investments in Securities	$377,830	$1,649,467	$—	$2,027,297

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$45,190,741	$—	$—	$45,190,741
Short-Term Investment	751,497	—	—	751,497
Total Investments in Securities	$45,942,238	$—	$—	$45,942,238

Small Cap Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$64,281,357	$—	$—	$64,281,357
Short-Term Investment	6,388,581	—	—	6,388,581
Total Investments in Securities	$70,669,938	$—	$—	$70,669,938

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments
Disciplined Equity Fund	in Securities
Balance as of 3/31/2015	$13,732
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 3/31/2016	$13,732
Net change in unrealized appreciation of Level 3 assets as of March 31, 2016	$—

Transfers between levels are recognized at the end of the reporting period.  During the year ended March 31, 2016, the Funds recognized no transfers between levels.  The Bond Fund, Disciplined International Smaller Company Fund, Large Cap Value Fund and Small Cap Opportunity Fund did not invest in any Level 3 investments during the year.  The Disciplined Equity Fund did hold Level 3 investments during and at the end of the year, but they are deemed immaterial and do not require disclosure of valuation techniques and inputs used.  Refer to the Schedule of Investments for further information.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Great Lakes Advisors, LLC (“the Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Bond Fund	0.40%
Disciplined Equity Fund	0.60%
Disciplined International Smaller Company Fund	1.00%
Large Cap Value Fund	0.60%
Small Cap Opportunity Fund	0.60%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund	Investor Class	Institutional Class
Bond Fund	N/A	0.65%
Disciplined Equity Fund	N/A	0.85%
Disciplined International Smaller Company Fund	N/A	1.45%
Large Cap Value Fund	N/A	0.85%
Small Cap Opportunity Fund	1.24%	0.99%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expenses Limitation Agreement will be in effect through at least July 27, 2017. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	3/31/2017	3/31/2018	3/31/2019
Bond Fund	$148,748	$109,996	$61,789
Disciplined Equity Fund	222,485	94,592	68,797
Disciplined International Smaller Company Fund	—	—	73,017
Large Cap Value Fund	142,283	97,100	72,917
Small Cap Opportunity Fund	—	—	—

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended March 31, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended March 31, 2016, the Funds’ Investor Classes incurred the following expenses pursuant to the Plan:

Fund	Amount
Bond Fund	$5
Disciplined Equity Fund	258
Large Cap Value Fund	1,696
Small Cap Opportunity Fund	32,267

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Bond Fund		Disciplined Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015
Investor Class:(1)
Shares sold	423	—	175	1
Shares issued in reinvestment
of distributions	4	3	181	1,224
Shares converted to Institutional Class	(424)	—	(5,053)	—
Shares redeemed	(120)	—	(7,619)	(1,342)
Net increase (decrease)	(117)	3	(12,316)	(117)
Institutional Class:
Shares sold	4,178,976	4,736,862	975,716	1,642,110
Shares issued in reinvestment
of distributions	53,139	26,485	68,472	166,550
Shares converted from Investor Class	426	—	5,075	—
Shares redeemed	(2,083,337)	(1,641,434)	(1,149,030)	(545,521)
Net increase (decrease)	2,149,204	3,121,913	(99,767)	1,263,139
Net increase (decrease)
in capital shares	2,149,087	3,121,916	(112,083)	1,263,022

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in Notes to Financial Statements.

Disciplined International
Smaller Company Fund
Inception(1)
Through
March 31, 2016
Institutional Class:
Shares sold	206,632
Shares issued in reinvestment of distributions	—
Shares redeemed	—
Net increase	206,632
Net increase in capital shares	206,632

(1)	Inception date of the Fund was December 21, 2015.

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

	Large Cap Value Fund		Small Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015
Investor Class:(1)
Shares sold	776	6,381	8,604	18,807
Shares issued in reinvestment
of distributions	2,687	1,151	59,100	131,042
Shares converted to Institutional Class	(47,370)	—	—	—
Shares redeemed	(7,264)	(6,373)	(349,880)	(165,867)
Net increase (decrease)	(51,171)	1,159	(282,176)	(16,018)
Institutional Class:
Shares sold	1,291,127	1,378,346	2,044,505	2,021,455
Shares issued in reinvestment
of distributions	93,308	26,203	209,779	430,516
Shares converted from Investor Class	47,451	—	—	—
Shares redeemed	(992,751)	(711,456)	(2,887,416)	(673,860)
Net increase (decrease)	439,135	693,093	(633,132)	1,778,111
Net increase (decrease)
in capital shares	387,964	694,252	(915,308)	1,762,093

(1)	Investor Class shares of the Large Value Fund converted to Institutional Class shares on March 30, 2016. See Note 1 in Notes to Financial Statements.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended March 31, 2016, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$24,043,238	$24,257,366	$47,871,830	$27,696,751
Disciplined Equity Fund	—	—	56,650,331	58,684,099
Disciplined International
Smaller Company Fund	—	—	2,359,359	436,806
Large Cap Value Fund	—	—	34,115,230	29,206,061
Small Cap Opportunity Fund	—	—	79,396,241	102,068,210

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2016, were as follows:

	Aggregate Gross	Aggregate Gross	Net Appreciation	Federal Income
Fund	Appreciation	Depreciation	(Depreciation)	Tax Cost
Bond Fund	$2,196,306	$(525,888)	$1,670,418	$95,181,029
Disciplined Equity Fund	4,851,728	(710,574)	4,141,154	43,665,551
Disciplined International
Smaller Company Fund	106,291	(107,267)	(976)	2,028,273
Large Cap Value Fund	4,725,374	(2,424,072)	2,301,302	43,640,936
Small Cap Opportunity Fund	5,253,479	(8,635,694)	(3,382,215)	74,052,153

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the differences in tax treatment of wash sales and passive foreign investment company income.

At March 31, 2016, the Funds’ most recently completed fiscal year end, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Unrealized	Total
	Ordinary	Long Term	Accumulated	Appreciation	Accumulated
Fund	Income	Capital Gains	Losses	(Depreciation)	Earnings (Losses)
Bond Fund	$77,943	$—	$(2,274,519)	$1,670,418	$(526,158)
Disciplined Equity Fund	7,876	—	(825,725)	4,141,154	3,323,305
Disciplined International
Smaller Company Fund	—	—	(35,767)	(976)	(36,743)
Large Cap Value Fund	—	1,618,763	—	2,301,302	3,920,065
Small Cap Opportunity Fund	464,792	—	(2,325,569)	(3,382,215)	(5,242,992)

As of March 31, 2016, the Funds had the following in capital loss carryovers, which will be permitted to be carried over for an unlimited period:

	Short-Term	Long-Term
Bond Fund	$(573,105)	$(1,580,959)
Disciplined Equity Fund	(825,725)	—
Disciplined International Smaller Company Fund	(35,921)	—
Large Cap Value Fund	—	—
Small Cap Opportunity Fund	(571,584)	(1,753,985)

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2016, the Funds do not plan to defer any late year losses.

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains**	Total
Bond Fund	$1,998,236	$—	$1,998,236
Disciplined Equity Fund	710,203	1,022,321	1,732,524
Disciplined International Smaller Company Fund	—	—	—
Large Cap Value Fund	1,019,935	1,755,814	2,775,749
Small Cap Opportunity Fund	2,964,644	1,687,423	4,652,067

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains	Total
Bond Fund	$1,680,160	$—	$1,680,160
Disciplined Equity Fund	1,975,735	2,709,369	4,685,104
Large Cap Value Fund	603,252	555,184	1,158,436
Small Cap Opportunity Fund	6,262,141	6,322,539	12,584,680

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2016.

Great Lakes Funds

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
MARCH 31, 2016

9.  PRINCIPAL RISKS – Disciplined International Smaller Company Fund

Currency Risk – When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Emerging Markets Risk – Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Foreign Securities Risk – Investing in foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

10.  SECTOR RISKS

As of March 31, 2016, the Disciplined Equity Fund had a significant portion of its assets invested in the information technology sector.  The information technology sector may be more sensitive to short product cycles, competition and aggressive pricing than the overall market.  The Small Cap Opportunity Fund had a significant portion of its assets invested in the consumer discretionary sector.  The consumer discretionary sector maybe more impacted by the performance of the overall economy, competition, and consumer confidence and spending.

11.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2016, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Bond Fund	Lafoba & Co.	73.02%
Disciplined Equity Fund	Lafoba & Co.	44.37%
Disciplined International
Smaller Company Fund	Wintrust Financial Corp.	96.79%
Large Cap Value Fund	Lafoba & Co.	52.84%
Small Cap Opportunity Fund	First Clearing FBO	52.73%

Great Lakes Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Great Lakes Funds and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, Great Lakes Disciplined International Smaller Company Fund, Great Lakes Large Cap Value Fund, and Great Lakes Small Cap Opportunity Fund (“Great Lakes Funds” or the “Funds”), each a series of Managed Portfolio Series, as of March 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the year then ended for Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, Great Lakes Large Cap Value Fund, and Great Lakes Small Cap Opportunity Fund, and the related statements of operations and changes in net assets, and financial highlights for the period December 21, 2015 (commencement of operations) through March 31, 2016 for Great Lakes Disciplined International Smaller Company Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the years ended prior to March 31, 2016, were audited by other auditors, whose report dated May 28, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, Great Lakes Disciplined International Smaller Company Fund, Great Lakes Large Cap Value Fund, and Great Lakes Small Cap Opportunity Fund as of March 31, 2016, the results of their operations, changes in their net assets, and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 27, 2016

Great Lakes Funds

ADDITIONAL INFORMATION (UNAUDITED)
MARCH 31, 2016

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
Bond Fund, Disciplined Equity Fund, Large Cap Value Fund and Small Cap Opportunity Fund

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 16-17, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Great Lakes Advisors, LLC (“Great Lakes” or the “Adviser”) regarding the Great Lakes Bond Fund, the Great Lakes Large Cap Value Fund, the Great Lakes Disciplined Equity Fund and the Great Lakes Small Cap Opportunity Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2016, the Trustees received and considered information from Great Lakes and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Great Lakes with respect to each Fund; (2) each Fund’s historical performance and the performance of other investment accounts managed by Great Lakes; (3) the costs of the services provided by Great Lakes and the profits realized by Great Lakes from services rendered to the Trust with respect to each Fund;  (4) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as each Fund grows, and whether the advisory fee for that Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to Great Lakes resulting from services rendered to the Funds.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Great Lakes, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Great Lakes set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Great Lakes performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement as it relates to each Fund are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Great Lakes provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securi-

Great Lakes Funds

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

ties; (4) maintaining the required books and records for transactions that Great Lakes effects on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted Great Lakes’ strong capitalization, its assets under management, and the fact that Great Lakes is a wholly-owned subsidiary of Wintrust Financial Corporation, a financial services holding company based in Rosemont, Illinois with assets exceeding $20 billion.  The Trustees then considered the Funds’ portfolio managers and noted each portfolio manager’s extensive portfolio management and security research and analysis experience.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Great Lakes provides to each of the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Great Lakes.  In assessing the quality of the portfolio management delivered by Great Lakes, the Trustees considered the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Great Lakes manages utilizing a similar investment strategy.  When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the peer group.

•
Great Lakes Bond Fund.  The Trustees noted the Great Lakes Bond Fund’s performance, with regard to its Morningstar peer group, was in the fifty-seventh and forty-third percentiles for the one-year and three-year periods ended December 31, 2015, respectively.  The Trustees also noted the Fund had underperformed its benchmark during the one-year, three-year, and since inception periods ended December 31, 2015. The Trustees took into account additional information provided by Great Lakes throughout the course of the year describing the market conditions and/or investment strategies and techniques employed by the Adviser that contributed to the Fund’s underperformance. The Trustees also considered that the Fund had achieved positive since inception and three year returns. The Trustees also observed that the Fund’s performance somewhat lagged the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Disciplined Equity Fund.  The Trustees noted the Great Lakes Disciplined Equity Fund’s performance, with regard to its Morningstar peer group, was in the fourteenth, ninth, and eleventh percentiles for the one-year, three-year and five-year periods ended December 31, 2015, respectively.  The Trustees also noted the Fund’s Institutional Class had slightly outperformed its benchmark during the one-year, three-year, and five-year periods ended December 31, 2015, but had slightly underperformed its benchmark since inception. The Trustees also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Large Cap Value Fund.  The Trustees noted the Great Lakes Large Cap Value Fund’s performance, with regard to its Morningstar peer group, was in the twenty-fifth and twenty-ninth percentiles for the one-year and three-year periods ended December 31, 2015, respectively.  The Trustees also noted the Fund had slightly outperformed its benchmark during the one-year period ended December 31, 2015, but had slightly underperformed its benchmark during the three-year and since inception periods.  The Trustees also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

Great Lakes Funds

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

•
Great Lakes Small Cap Opportunity Fund. The Trustees noted the Great Lakes Small Cap Opportunity Fund’s performance, with regard to its Morningstar peer group, was in the ninety-third, seventy-fifth, and fifty-first percentiles for the one-year, three-year and five-year periods ended December 31, 2015, respectively.  The Trustees also noted that the Fund underperformed its benchmark during the one-year, three-year, and five-year periods ended December 31, 2015, but had provided shareholders with a positive return and slightly outperformed its benchmark since inception. The Trustees then considered additional information provided by Great Lakes regarding the market conditions and/or investment strategies and techniques employed by Great Lakes that contributed to the Fund’s underperformance during a shorter-term time periods. The Trustees also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that each Fund pays to Great Lakes under the Investment Advisory Agreement, as well as Great Lakes’ profitability from services that it rendered to each Fund during the 12 month period ended June 30, 2015. In that regard, the Trustees noted Great Lakes subsidizes the costs of all shareholder (other than transfer agency fees) and distribution services rendered to each Fund which exceed the projected Rule 12b-1 fees payable by such Fund.  The Trustees also considered that the advisory fees that Great Lakes charges to the Funds are generally higher than the fees it charges respectively to separately managed accounts with similar investment strategies and similar asset levels, except that the Great Lakes Small Cap Opportunity Fund pays a lower advisory fee than its corresponding separately managed accounts. However, the Trustees took into account that Great Lakes has additional responsibilities with respect to the Funds, including more frequent trading and cash management stemming from the Funds’ daily subscriptions and redemptions, additional compliance obligations, and preparation of Board and shareholder materials, that justify higher fees.  The Trustees also noted Great Lakes had contractually agreed to reduce its management fees and, if necessary, reimburse each Fund for operating expenses, as specified in each Fund’s prospectus.  The Trustees concluded that Great Lakes’ service relationship with the Great Lakes Disciplined Equity Fund and the Great Lakes Large Cap Value Fund provides a reasonable profit, and that Great Lakes’ service relationship with the Great Lakes Bond Fund and the Great Lakes Small Cap Opportunity Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Funds and those of funds in corresponding Morningstar benchmark categories.  The Trustees noted:

•
Great Lakes Bond Fund.  The Great Lakes Bond Fund’s advisory fee was equal to the median and slightly below the average management fees of funds comprising the benchmark category.  The total expenses of the Fund’s Institutional Class (after fee waivers and expense reimbursements) were equal to the average and slightly above the median total expenses of funds comprising the benchmark category, and the total expenses (after fee waivers and expense reimbursements) of the Fund’s Investor Class were higher than the average and median total expenses of funds comprising the benchmark category.

•
Great Lakes Disciplined Equity Fund.  The Great Lakes Disciplined Equity Fund’s advisory fee was lower than the average and median management fees of funds comprising the benchmark category.  After fee waivers and expense reimbursements with respect to the Fund, the total expenses of the Fund’s Institutional Class were lower than, and the Investor Class’ total expenses were higher than, the average and median total expenses of funds comprising the benchmark category.

Great Lakes Funds

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

•
Great Lakes Large Cap Value Fund.  The Great Lakes Large Cap Value Fund’s advisory fee was lower than the average and median management fees of funds comprising the benchmark category.  After fee waivers and expense reimbursements with respect to the Fund, the total expenses of the Fund’s Institutional Class were lower than, and the Investor Class’ total expenses were higher than, the average and median total expenses of funds comprising the benchmark category.

•
Great Lakes Small Cap Opportunity Fund.  The Great Lakes Small Cap Opportunity Fund’s advisory fee was significantly lower than the average and median management fees of funds comprising the benchmark category. The total expenses of the Fund’s Institutional and Investor Classes (after fee waivers and expense reimbursements) were each lower than the median and average total expenses of funds comprising the benchmark category.

The Trustees also considered that the average net assets of funds comprising the respective benchmark category for each Fund were significantly higher than the assets of that Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Great Lakes’ advisory fee with respect to each Fund continue to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees took into account the fact that Great Lakes had agreed to consider breakpoints in the future in response to asset growth in each the Great Lakes Bond Fund, Great Lakes Large Cap Value Fund, Great Lakes Disciplined Equity Fund, and Great Lakes Small Cap Opportunity Fund, but had also expressed some reservation about doing so for the Great Lakes Small Cap Opportunity Fund because of concerns about potential capacity constraints associated with the Fund’s strategy of investing in small cap stocks.  The Trustees noted that given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees considered the extent to which Great Lakes utilizes soft dollar arrangements with respect to portfolio transactions of the Great Lakes Large Cap Value Fund, Great Lakes Disciplined Equity Fund, and Great Lakes Small Cap Opportunity Fund. The Trustees noted affiliated brokers are not used to execute the portfolio transactions of the Funds.  While the Trustees noted Rule 12b-1 fees may be paid to Great Lakes and its affiliates as compensation for shareholder and distribution services performed on behalf of each Fund, the Trustees observed that distribution expenses that Great Lakes incurred significantly exceed any Rule 12b-1 payments from such Fund.  The Trustees considered that Great Lakes may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Great Lakes does not receive any additional financial benefits from services rendered to the Funds.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
Disciplined International Smaller Company Fund

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on November 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as

Great Lakes Funds

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Great Lakes Advisors, LLC (“Great Lakes” or the “Adviser”) regarding the Great Lakes Disciplined International Smaller Company Fund (the “Fund”) (the “Investment Advisory Agreement”).  The Investment Advisory Agreement, as it relates to the Fund, is for an initial two-year term.  The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Great Lakes and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Investment Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Advisory Agreement, the Trustees considered all factors they believed to be relevant, including the following: (1) the nature, extent, and quality of the services to be provided by Great Lakes with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by Great Lakes from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Great Lakes resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Great Lakes will provide under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Great Lakes on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted Great Lakes’ strong capitalization and the fact that it is a wholly-owned subsidiary of Wintrust Financial Corporation, a financial services holding company based in Rosemont, Illinois with assets exceeding $20 billion. The Trustees also considered Great Lakes’ assets under management, including other existing series of the Trust that Great Lakes advises.  The Trustees noted that Great Lakes does not currently manage other accounts with investment strategies similar to the Fund.  The Trustees also considered the significant equity investment experience of the portfolio managers that Great Lakes would utilize in managing the Fund’s assets.  The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Great Lakes proposes to provide to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the proposed annual management fee that the Fund will pay to Great Lakes under the Investment Advisory Agreement in the amount of 1.00% of the Fund’s average annual daily net assets.  They also considered Great Lakes’ profitability analysis (12 month pro-forma) for services that Great Lakes will render to the Fund.  In that regard, the Trustees noted that Great Lakes expects to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the

Great Lakes Funds

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

Fund which exceed the projected Rule 12b-1 fees paid by the Fund.  The Trustees noted that because Great Lakes does not manage any accounts with similar investment strategies to those of the Fund, a comparison of the Fund’s proposed advisory fee to other accounts managed by Great Lakes would not be meaningful.  The Trustees also noted that Great Lakes had contractually agreed, for a period of at least one year from the effective date of Fund’s prospectus, to reduce its management fees and reimburse the Fund for its operating expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 1.70% of the average daily net assets of the Fund’s Investor Class and 1.45% of the average daily net assets of the Fund’s Institutional Class.  The Trustees concluded that Great Lakes’ service relationship with the Fund will not initially be profitable.

Comparative Fee and Expense Data.  The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Fund will bear to those of funds in the same Morningstar benchmark category.  The Trustees noted that the Fund’s proposed management fee of 1.00% was only slightly above the average and median management fee reported for the benchmark category.  They also noted that the projected total contractual expenses of the Fund’s Institutional Class and Investor Class were higher than the average and median total expenses (after management fee waivers and fund expense reimbursements) reported for the benchmark category.  The Trustees further took into account that the average net assets of the funds comprising the benchmark category were significantly higher than the projected assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Great Lakes’ proposed advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund does not contain breakpoints.  The Trustees took into account the fact that Great Lakes had agreed to consider breakpoints in the future in response to asset growth in the Fund, but had expressed reservation about doing so at the present time because of concerns about potential capacity constraints associated with the Fund’s strategy of investing in smaller cap stocks.  The Trustees noted that the Fund is newly organized and that, given projected asset levels, an increase in assets would most likely not lead to a correspondingly proportionate decrease in the level of advisory services that Great Lakes would need to provide to the Fund for the foreseeable future.  The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the extent to which Great Lakes expects to utilize soft dollar arrangements with respect to the Fund’s portfolio transactions, and noted that affiliated brokers will not be used to execute the portfolio transactions of the Fund.  While the Trustees noted that Rule 12b-1 fees may be paid to Great Lakes and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees observed that the distribution expenses that Great Lakes and its affiliates will incur are expected to exceed any Rule 12b-1 payments from the Fund.  The Trustees concluded that Great Lakes will not receive any additional material financial benefits from services rendered to the Fund.

Great Lakes Funds

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MARCH 31, 2016

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name,	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Address and Age	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	36	Retired, Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Robert W. Baird & Co. Incorporated	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		(2000-2011).	(13 Portfolios)
Year of Birth: 1946	and Audit				(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013).

David A. Massart	Trustee	Indefinite	36	Co-Founder and Chief Investment	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Strategist, Next Generation Wealth	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Management, Inc. (2005-Present).	(13 Portfolios)
Year of Birth: 1967	Committee				(2012-Present).
Chairman

David M. Swanson	Trustee	Indefinite	36	Founder and Managing Principal,	Independent Trustee,
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing,	ALPS Variable
Milwaukee, WI 53202		April 2011		LLC (2006-Present); Executive Vice	Investment Trust
Year of Birth: 1957				President, Calamos Investments	(8 Portfolios)
				(2004-2006).	(2006-Present);
Independent Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present).
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	36	Executive Vice President, U.S. Bancorp	None
615 E. Michigan St.	and Trustee	Term; Since		Fund Services, LLC (1994-Present).
Milwaukee, WI 53202		January 2011
Year of Birth: 1958

Officers

James R. Arnold	President and	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal	Term; Since		Fund Services, LLC (2002-Present).
Milwaukee, WI	Executive	January 2011
53202	Officer
Year of Birth: 1957

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Chief	Term; Since		Fund Services, LLC (2004-Present).
Milwaukee, WI 53202	Compliance	April 2013
Year of Birth: 1966	Officer and
Anti-Money
Laundering
Officer

Great Lakes Funds

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name,	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Address and Age	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years
Brian R. Wiedmeyer	Treasurer and	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Principal	Term; Since		Services, LLC (2005-Present).
Milwaukee, WI 53202	Financial	January 2011
Year of Birth: 1973	Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	N/A	Senior Vice President and Counsel, U.S.	N/A
615 E. Michigan St.		Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		August 2015		(2006-Present).
Year of Birth: 1965

Mark Quade, Esq.	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Secretary	Term; Since		Fund Services, LLC (2013-Present);
Milwaukee, WI 53202		June 2015		Law Clerk, U.S. Bancorp (2012-2013);
Year of Birth: 1982				Graduate, University of Minnesota Law
School (2010-2013).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2005-Present).
Milwaukee, WI 53202		September 2012
Year of Birth: 1973

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Great Lakes Funds

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
MARCH 31, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-855-278-2020.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-278-2020.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-278-2020, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Bond Fund	0.06%
Disciplined Equity Fund	90.05%
Disciplined International Smaller Company Fund	0.00%
Large Cap Value Fund	100.00%
Small Cap Opportunity Fund	25.97%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2016 was as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	89.62%
Disciplined International Smaller Company Fund	0.00%
Large Cap Value Fund	100.00%
Small Cap Opportunity Fund	21.49%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	25.22%
Disciplined International Smaller Company Fund	0.00%
Large Cap Value Fund	18.39%
Small Cap Opportunity Fund	96.49%

(This Page Intentionally Left Blank.)

Great Lakes Funds

PRIVACY NOTICE (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Great Lakes Advisors, LLC
231 South LaSalle Street, 4th Floor
Chicago, Illinois  60604

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, Wisconsin  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, Maine  04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-278-2020.

GK-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal year ended March 31, 2015, the Fund’s principal accountant was Ernst & Young.  For the fiscal year ended March 31, 2016, the Fund’s principal accountant was Cohen Fund Audit Services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$60,500	$52,000
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$24,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services for the fiscal year ended March 31, 2016 and Ernst & Young for the Fiscal Year ended March 31, 2015 applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2016	FYE 3/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Portfolio Series

By (Signature and Title)*                   /s/James R. Arnold
James R. Arnold, President

Date     June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/James R. Arnold
James R. Arnold, President

Date      June 6, 2016

By (Signature and Title)*                   /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date      June 6, 2016

* Print the name and title of each signing officer under his or her signature.